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                                                                   Exhibit 10.59

                                                                  D.C. EXECUTION


                           PURCHASE AND SALE AGREEMENT

                          AND JOINT ESCROW INSTRUCTIONS


                                       By
                                   And Between


                         D.C. OVERNIGHT PARTNERS, L.P.,
                   a District of Columbia Limited Partnership,

                                    As Seller


                                       And


                             STARWOOD LODGING TRUST,
                     a Maryland Real Estate Investment Trust

                                       And

                          STARWOOD LODGING CORPORATION,
                             a Maryland Corporation,

                                    As Buyer.







                         Dated As Of: December 30, 1997

                  Relating to the D.C. Luxury Collection Hotel
                                Washington, D.C.
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                           PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS


         THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is entered into as of the 30th day of December, 1997, by and between D.C. OVERNIGHT PARTNERS, L.P., a District of Columbia limited partnership ("Seller"), and STARWOOD LODGING TRUST, a Maryland Real Estate Investment Trust (the "Trust"), and STARWOOD LODGING CORPORATION, a Maryland corporation (the "Corporation"; the Trust and the Corporation being referred to herein collectively as, "Buyer").

         A. Seller owns that certain parcel of land described in EXHIBIT A attached hereto and made a part hereof, which is improved with a hotel building and certain related improvements, all as more particularly set forth in this Agreement.

         B. Seller desires to sell, and Buyer desires to purchase, the above described land and hotel together with the related improvements upon the terms and subject to the conditions set forth in this Agreement.


                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, Buyer and Seller agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1 Defined Terms

             "Accounts Receivable" shall mean, collectively, all Cash Equivalent Receivables, all Invoiced Receivables and all Other Accounts Receivable.

             "Affiliate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

             "Approved Service Contracts" shall mean the Service Contracts identified on SCHEDULE 1.1.1 annexed hereto and made a part hereof and any other Service Contracts cancelable upon thirty (30) or fewer days notice without penalty, which Service Contracts Buyer shall assume as of the Closing pursuant to the General Assignment and Assumption Agreement.

             "Assignment and Assumption of Management Agreement" shall have the meaning set forth in SECTION 4.2.1.4.

             "Assignment and Assumption of Tenant Leases" shall have the meaning set forth in SECTION 4.2.1.2.

             "Bill of Sale" shall have the meaning set forth in SECTION 4.2.1.5.

             "Business Day" shall mean any day other than Saturday or Sunday on which the New York Stock Exchange is open for business.

             "Booking" shall mean a contract or reservation for the use of guest rooms, banquet facilities, meeting rooms, and/or conference facilities at the Hotel.

             "Buyer's Counsel" shall mean the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel acting through Andrew E. Zobler, Esq.

             "Buyer Default" shall have the meaning set forth in SECTION 3.5.1.

             "Cash Equivalent Receivables" shall mean all Guest Ledger Receivables which are in the form of drafts or checks written on any bank or other financial institution, certified checks, money orders, amounts owed to Seller from credit card, debit card, travel and
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entertainment card or traveler's check companies, and are in such other forms which are considered to be cash equivalents under generally acceptable accounting principles, whether or not such Guest Ledger Receivables have been presented or billed to any such bank, financial institution or other company as of the Closing Date.

             "Cash Purchase Price" shall mean (a) Forty Three Million Two Hundred Thousand Dollars ($43,200,000) plus (b) an additional One Million Eight Hundred Thousand Dollars ($1,800,000) if the Scheduled Closing Date does not occur prior to July 15, 1998 plus (c) the Overage Cash Payment, if any, as adjusted pursuant to SECTION 3.2.2.

             "Closing" or "Close of Escrow" shall have the meaning set forth in
SECTION 4.7.2.

             "Closing Agent" shall have the meaning set forth in SECTION 4.8.10.

             "Closing Date" shall mean the day on which the Closing occurs hereunder.

             "Closing Payment" shall have the meaning set forth in SECTION
3.2.2.

             "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

             "Collective Bargaining Agreements" shall have the meaning set forth in SECTION 14.2.

             "Conveyance Documents" shall mean the Deed, the Assignment and Assumption of Management Agreement, the Assignment and Assumption of Tenant Leases, the Bill of Sale and the General Assignment and Assumption Agreement.

             "Deed" shall have the meaning set forth in SECTION 4.2.1.1.

             "Deposit" shall mean an amount equal to $2,571,429.00, held in accordance with the provisions of SECTION 3 hereof together with all interest accrued thereon.

             "Employer Corporation" shall mean Luxury Holdings, Inc. (formerly known as TQM Inc.).

             "Employment Agreements" shall mean the Collective Bargaining Agreements and Employee Benefit Plans (as defined in Section 3(3) of ERISA), affecting Hotel Employees, including pension, profit sharing, employee benefit and similar plans, if any, and agreements with regard to any Hotel Employee each of which are identified on or expressly described in the materials identified on
SCHEDULE 1.1.2 annexed hereto and made a part hereof.

             "Environmental Condition" shall mean any condition with respect to soil, surface waters, groundwater, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding the Real Property, which results in any damage, loss, cost, expense, claim, demand, order or liability to or against Seller or Buyer by any third party (including, without limitation, any government entity) as a result of a violation of any applicable Environmental Laws.

             "Environmental Laws" shall mean all presently applicable statutes, regulations, rules, ordinances, codes, licenses, permits and orders of any and all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof, and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9061 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251, et seq.; and analogous state laws and regulations.


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             "Equipment Leases" shall mean all leases of equipment, vehicles, furniture or other personal property leased by, or on behalf of, Seller and located at, or used in the operation of the Real Property, together with any and all amendments thereto, which are identified on SCHEDULE 1.1.3 annexed hereto.

             "Equity Purchase Price" shall mean the number of Paired Shares with a value as determined pursuant to the Stock Agreement equal to One Million Six Hundred Fifty Five Thousand One Hundred Dollars ($1,655,100.00) provided, however, the Equity Purchase Price shall be reduced to Zero Dollars ($0.00) if the Scheduled Closing Date does not occur prior to July 15, 1998 to be delivered in accordance with the applicable provisions of the Stock Agreement.

             "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

             "Escrow" shall mean an escrow opened with the Escrow Holder for the purchase and sale of the Property in accordance with the provisions of this Agreement.

             "Escrow Holder" shall mean the Title Company unless otherwise agreed in writing by Buyer and Seller.

             "Escrow Instructions" shall have the meaning set forth in SECTION 4.1.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

             "Excluded Property" shall mean all Seller's right, title and interest in and to: (a) those claims of Seller attributable to the period prior to the Closing Date and described on SCHEDULE 1.1.4 annexed hereto and made a part hereof, or which Seller is entitled to assert under the express provisions of SECTION 5; (b) all insurance proceeds under Seller's Insurance and workers' compensation policies, including return premiums and dividends thereon and all claims thereunder in each case to the extent attributable to acts or occurrences prior to the Closing Date; (c) all accounts owned or maintained by Seller, or Manager on Seller's behalf, in connection with the Hotel, including all operating and reserve accounts; and (d) any books, records, files or papers specifically described in SECTION 6.3.2 as excluded from the Property Information.

             "Excluded Parties" shall have the meaning set forth in SECTION
17.18

             "Execution Date" shall mean the date hereof.

             "General Assignment and Assumption Agreement" shall have the meaning set forth in SECTION 4.2.1.3.

             "Guest Ledger Receivables" shall mean amounts, including, without limitation, room charges, accrued to the accounts of guests occupying rooms at the Hotel or group, conference or banquet customers of Seller at the Hotel.

             "Hart-Scott-Rodino Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, as the same has been amended from time to time.

             "Hotel" shall mean the hotel located on the Land and commonly known as the D.C. Luxury Collection Hotel.

             "Hotel Employees" shall mean all full-time, part-time or temporary employees of Seller and/or the Employer Corporation (but not employees of Manager or any of its affiliates) who are employed by Seller and/or the Employer Corporation exclusively at or in connection with the Hotel as of the Closing Date and who are listed on SCHEDULE 1.1.6 annexed hereto and made a part hereof.


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             "Improvements" shall mean Seller's right, title and interest in and to the hotel building and other improvements now or hereafter located on the Land.

             "Insured Casualty Notice" shall have the meaning set forth in
SECTION 12.1.1.

             "Intangible Property" shall mean all of Seller's right, title and interest in and to the following, in each case excluding any Excluded Property:
(i) Licenses and Permits; (ii) trademark rights, and other intangible property, rights, titles, interests, privileges and appurtenances related to or used in connection with the Hotel or its operations; (iii) warranties and guaranties of architects, engineers, contractors, subcontractors, suppliers or materialmen involved in the repair, construction, maintenance, design, reconstruction or operation of the Hotel, or any equipment or systems constituting a part of the Hotel; (iv) Approved Service Contracts; (v) Equipment Leases; (vi) Bookings; and
(vii) computer programs, software and documentation thereof (subject to the limitations of any applicable license agreements pertaining thereto), and including all electronic data processing systems, program specifications, source codes, logs, input data and report layouts and forms, record file layouts, diagrams, functional specifications and variable descriptions, flow charts and other related materials used in connection therewith; and (viii) any goodwill associated with the operation of the Hotel.

             "Interim Management Agreement" shall have the meaning set forth in
SECTION 17.20 hereto.

             "Invoiced Receivables" shall mean all Guest Ledger Receivables other than Cash Equivalent Receivables whether or not such Guest Ledger Receivables have been invoiced by Seller as of the Closing Date.

             "Land" shall mean Seller's right, title and interest in and to the land described on EXHIBIT A annexed hereto and made a part hereof.

             "Licenses and Permits" shall mean all licenses, permits, registrations, certificates, authorizations and governmental approvals other than the Liquor License obtained in connection with the design, construction, rehabilitation, use and/or operation of the Hotel.

             "Liquor License" shall mean all licenses, permits, registrations, certificates, authorizations and governmental approvals with respect to service of alcoholic beverages at the Hotel.

             "Liquor License Management Agreement" shall have the meaning set forth in SECTION 4.2.1.8.

             "Lock Price" shall have the meaning set forth in the Stock
Agreement.

             "Losses" shall mean any and all losses, liabilities, obligations, damages, claim or expense, including without limitation, reasonable attorneys' and accountants' fees and disbursements related thereto.

             "Manager" means Sheraton Operating Corporation, a wholly-owned subsidiary of ITT Sheraton Corporation.

             "Management Agreement" shall mean that certain Management Agreement entered into as of August 13, 1997 between Seller and Manager.

             "Market Price" shall have the meaning set forth in the Stock Agreement.

             "Material" shall mean $5,000 for any single occurrence and $15,000 in the aggregate for any group of occurrences whether or not related.

             "Material Casualty" shall mean a casualty or casualties that, in the aggregate: (i) causes in excess of $10,000,000.00 worth of damage to the Hotel; or (ii) will take twelve (12) months or longer from the date of the casualty to fully remediate.


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             "Material Taking" shall mean an exercise by an applicable
governmental authority of the power of condemnation or eminent domain that results in: (a) the taking of more than twenty percent (20%) of the Real Property; (b) a material reduction or restriction in access to the Property; or
(c) the inability to operate the Hotel in substantially the same manner (without material additional expense) as it was operated prior to such taking.

             "Memorandum of Contract" shall mean a memorandum of this Agreement in the form attached as EXHIBIT B hereto.

             "Monetary Lien" shall mean any monetary lien affecting the Real Property of an ascertainable amount, other than any lien for taxes or assessments which are not yet due and payable.

             "Non-Foreign Person Certificate" shall have the meaning set forth in SECTION 4.2.1.13.

             "Other Accounts Receivable" shall mean any and all rents, additional rent, deposits, and other sums and charges owing to Seller that are in any way attributable to the operation of the business at the Hotel, including, without limitation, all rents and/or license fees due from Tenants under Tenant Leases, and including any such amounts which are past due, but excluding Guest Ledger Receivables.

             "Overage Cash Payment" shall mean the portion of the Equity Purchase Price which is payable in cash at Closing as provided in SECTION 3.2.2.1, if any.

             "Ownership Limitation" shall mean the limitations contained in the declaration of trust for the Trust and the Corporation's articles of incorporation prohibiting actual or constructive ownership by any one person or group of related persons of more than 8% of the issued and outstanding Paired Shares taking into account the attribution rules of Section 544(a) of the Code as modified by Section 856(h) of the Code or Section 318(a) of the Code as modified by Section 856(d)(5) of the Code.

             "Paired Shares" shall mean one share of beneficial interest, par value $.01 per share of the Trust, and one share of common stock, par value $.01 per share, of the Corporation that are subject to the Pairing Agreement, which shares shall be transferable as provided in the Stock Agreement and the Pairing Agreement.

             "Pairing Agreement" shall mean the Pairing Agreement dated as of June 25, 1980, as amended, between the Trust and the Corporation providing, in relevant part, for the pairing of all outstanding beneficial interests of the Trust and shares of the Corporation.

             "Permitted Encumbrances" shall have the meaning set forth in
SECTION 7.3.

             "Person" shall mean any natural person, partnership, corporation, association, limited liability company, trust or any other legal entity.

             "Personal Property" shall mean collectively the Tangible Personal Property and the Intangible Property.

             "Preliminary Title Report" shall have the meaning set forth in
SECTION 7.1.

             "Property" shall mean collectively the Real Property, the Personal Property, the Tenant Leases, and the Accounts Receivable, but shall exclude the Excluded Property.

             "Property Information" shall have the meaning set forth in SECTION 6.4.2.

             "Proration Time" shall mean 12:01 a.m. Eastern Time on the Closing Date.

             "Purchase Price" shall mean the sum of the Cash Purchase Price and the Equity Purchase Price.

             "Real Property" shall mean the Land and the Improvements, together with


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Seller's right, title and interest in and to all rights of way, easements, water or littoral rights, rights to any minerals, oil, gas and other hydrocarbon substances, or any portion thereof, relating to the Land, and Seller's right, title and interest in and to all streets, alleys, strips and gores abutting the Land, if any.

             "Records and Plans" shall mean, all financial records showing the income and expenses of the Hotel for the prior three (3) calendar years and for the current year to date, certificates of occupancy, records of the Hotel's operations (including utility bills), building plans, specifications and drawings, lists of Personal Property, surveys, tax bills for the Real Property for the last three (3) years and for the current year to date, copies of the Service Contracts, Licenses and Permits and other documents related to the use, maintenance, repair, management, construction and/or operation of the Hotel, in each case, to the extent located on-site at the Hotel, or to Seller's Knowledge, otherwise under the control of Seller.

             "Related Agreement" shall have the meaning set forth in SECTION 9.1.3.

             "Schedule of Advance Bookings" means the Schedule of Advance Bookings delivered pursuant to SECTION 4.2.1.19.

             "Schedule of Tenant Leases" means the Schedule of Tenant Leases set forth in SCHEDULE 1.1.7 annexed hereto and made a part hereof.

             "Scheduled Closing Date" shall mean January 15, 1998, as such date may be extended in accordance with the provisions of SECTION 7.1 time being of the essence.

             "SEC" shall mean the United States Securities and Exchange Commission.

             "SEC Documents" shall have the meaning set forth in SECTION 6.1.4.

             "Securities Act" shall mean the Securities Act of 1933, as amended.

             "Seller Default" shall have the meaning set forth in SECTION 11.1.

             "Seller's Closing Certificate" shall have the meaning set forth in
SECTION 4.2.1.18.

             "Seller's Counsel" shall mean Morrison & Foerster LLP acting through Thomas R. Fileti, Esq.

             "Seller's Due Diligence" shall mean the information gathering and review process described on SCHEDULE 1.1.8. "Seller's Insurance" shall have the meaning set forth in SECTION 6.3.12.

             "Seller's Knowledge" shall mean with respect to any representation or warranty so qualified, the knowledge of the person(s) identified on SCHEDULE
1.1.8 annexed hereto and made a part hereof, on the date on or as of which such representation or warranty is made, following the completion by such person(s) of Seller's Due Diligence, but without any other duty to investigate or inquire and without attribution to any such identified person(s) of facts and matters otherwise within the personal knowledge of any other officers, employees, or agents of Seller or any third parties (including, but not limited to, the Manager or any previous manager of the Hotel), but not within the actual current knowledge of such named person(s). It is understood that none of the individuals identified on SCHEDULE 1.1.8 shall have any personal liability for any of Seller's representations, warranties and other obligations under this Agreement.

             "Service Contracts" shall mean any and all service contracts, landscaping contracts, maintenance agreements, open purchase orders and other contracts for the provision of services, materials or supplies to or for the benefit of the Property, except for the Management Agreement, together with any and all amendments thereto.


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             "Specific Disclosure Matters" shall mean certain disclosures and information provided or disclosed by Seller to Buyer described on SCHEDULE 1.1.9 annexed hereto and made a part hereof.

             "Starwood Disclosure" shall mean collectively, the Form S-3 filed by the Corporation and the Trust with the SEC on November 12, 1997, and the Form S-4 filed by the Corporation and the Trust with the SEC on November 20, 1997, as the same may be amended by any filing with the SEC made by the Trust or the Corporation, as amended to date and from time to time thereafter .

             "Starwood Operating Partnership" shall mean SLC Operating Limited Partnership, a Delaware limited partnership.

             "Starwood Realty Partnership" shall mean SLT Realty Limited Partnership, a Delaware limited partnership.

             "State" shall mean the state in which the Hotel is located.

             "Stock Agreement" shall have the meaning set forth in SECTION 4.2.1.6.

             "Survey" shall mean an as-built ALTA survey of the Real Property certified to the Title Company meeting all State land survey requirements.

             "Tangible Personal Property" shall mean, in each case to the extent owned by Seller and excluding any and all of the Excluded Property: (i) all Records and Plans; (ii) all "Inventories", as such term is defined in the Uniform System of Accounts; (iii) all depreciable personal property; and (iv) all other tools, vehicles, supplies, artwork, furniture, furnishings, machinery, equipment, licensed software and personal computer based security systems, if any, specialized hotel equipment and other tangible personal property, used in connection with the ownership, operation or maintenance of the Property, including, without limitation, all china, glassware, silverware, linens, towels, curtains, uniforms, engineering, maintenance, and housekeeping supplies, draperies, materials and carpeting, used or intended for use, but not for sale, in connection with the operation of the Hotel, all equipment used in the operation of the kitchen, dining rooms, lounges, bars, laundry, dry cleaners, lobby, reservation desk and all merchandise, food and beverages held for sale in connection with the operation of the Hotel, which are on hand on the Closing Date; provided, however, that to the extent that any applicable law prohibits the transfer of alcoholic beverages from Seller to Buyer, such beverages shall not be considered a part of the Tangible Personal Property.

             "Tenant" shall mean a tenant, licensee or concessionaire occupying space at any portion of the Property pursuant to a Tenant Lease.

             "Tenant Lease" shall mean a lease, concession agreement or license agreement entered into by or on behalf of Seller with a third party for the use of any part of the Real Property, including those leases, concession agreements and license agreements shown on the Schedule of Tenant Leases, together with any amendments thereto but excluding Bookings.

             "Tenant Security Deposits" shall mean all security deposits or other security of Tenants under the Tenant Leases, plus accrued interest, if any, payable thereon.

             "Termination Charges" shall have the meaning set forth in SECTION 14.1.

             "Termination Notice" shall have the meaning set forth in SECTION 3.5.1.

             "Threshold Amount" shall mean One Million Dollars ($1,000,000).

             "Title Company" shall mean Chicago Title Insurance Company.

             "Title Policy" shall have the meaning set forth in SECTION 7.2.

             "Transfer Restriction Period" shall have the meaning set forth in
SECTION 17.18.


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             "Uninsured Casualty Notice" shall have the meaning set forth in
SECTION 12.2.1.

             "Uninsured Estimate to Repair" shall have the meaning set forth in
SECTION 12.2.1.

             "Uniform System of Accounts" shall mean the Uniform System of Accounts for Hotels, prepared by The Hotel Association of New York City, Inc., in effect as of the date hereof.

             "Utility Deposits" shall mean Seller's right, title and interest in and to all deposits delivered by Seller to utilities, governmental agencies, suppliers or others pursuant to an Approved Service Contract or otherwise in connection with the Real Property.

             "Value Letter" shall have the meaning set forth in SECTION 4.3.1.4.

             "WARN Act" shall mean the Workers Adjustment and Retraining Notification Act and the Regulations promulgated thereunder, as the same has been amended.

         1.2 Other Definitional Provisions. The terms "hereof," "hereto," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement generally, rather than to the section in which such term is used, unless otherwise specifically provided. Unless the context otherwise requires, any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.


                                    SECTION 2
                          PURCHASE AND SALE OF PROPERTY

         On the terms and subject to the conditions of this Agreement, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller all as hereinafter provided. Notwithstanding any other provision of this Agreement, there shall be excluded from the Property being conveyed hereunder the Excluded Property.


                                    SECTION 3
                            PURCHASE PRICE; PAYMENT;
                       BUYER'S DEFAULT; LIQUIDATED DAMAGES

         3.1 Purchase Price. The purchase price for the Property shall be the Purchase Price.

         3.2 Payment. The Purchase Price shall be paid as follows:

             3.2.1 Upon the execution hereof, Buyer shall deliver to Escrow Holder, in cash or other immediately available funds, the Deposit, to be held by Escrow Holder strictly in accordance with the provisions of this Agreement. If the Close of Escrow shall occur, Seller shall be entitled to receive the Deposit as a credit against the Purchase Price.

             3.2.2 At least one (1) day prior to the Scheduled Closing Date (unless extended pursuant to SECTION 7.1), Buyer shall deliver to Escrow Holder an amount (the "Closing Payment") payable in the form specified in SECTIONS
3.2.2.1 and 3.2.2.2 below, equal to the Purchase Price less the amount of the Deposit. The Closing Payment shall be paid as follows:

                   3.2.2.1 The Equity Purchase Price, if any, shall be delivered in Paired Shares without adjustment for the pro-rations hereunder, which shares shall be delivered in accordance with and subject to and transferable in accordance with the provisions of the Stock Agreement and the Pairing Agreement. If any portion of the Equity Purchase Price cannot be paid in Paired Shares on account of the Ownership Limitation, a cash payment in an amount equal to the product of (a) the number of Paired Shares which are not delivered hereunder or under the Stock Agreement because of the Ownership Limitation and (b) the Market Price on the Closing Date (the "Overage Cash Payment") shall be paid in cash or other


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immediately available funds.

                   3.2.2.2 The balance of the Closing Payment shall be paid in cash or other immediately available funds adjusted for the pro-rations provided for expressly in this Agreement.

         3.3 Investment of Escrowed Funds. Escrow Holder shall invest and reinvest any funds deposited by Buyer in the Escrow only in bonds, notes, Treasury bills or other securities having maturities of thirty (30) days or less and constituting direct obligations of, or fully guaranteed by, the United States of America (and provided, further, that such direct obligations or guarantees, as the case may be, are entitled to the full faith and credit of the United States of America) or such other investments as Buyer may direct and Seller may approve, until Escrow Holder is required to deliver or use such funds or any interest earned thereon in accordance with the provisions of this Agreement. All interest accruing on the Deposit shall be paid to the party ultimately entitled to the Deposit. All risk of loss on funds held in Escrow shall be borne by Buyer or Escrow Holder.

         3.4 Allocation of Purchase Price. The Purchase Price shall be allocated among the assets and property that comprise the Property as proposed by Seller prior to Closing subject to the reasonable approval of Buyer, and such allocation shall be used by Seller and Buyer in connection with the preparation of their respective income tax, sales tax, transfer tax, and any other applicable tax returns. Seller and Buyer shall not, nor shall they permit their respective Affiliates to, take a federal or state income tax position with any taxing or other public authorities in any jurisdiction which is materially inconsistent with the allocation so agreed upon by the parties.

         3.5 Default by Buyer Prior to Closing; Liquidated Damages.

             3.5.1 EXCEPT AS PROVIDED TO THE CONTRARY IN SECTION 7.1.1., IF BUYER BREACHES ITS OBLIGATION TO PURCHASE THE PROPERTY UNDER THIS AGREEMENT AND FAILS TO CURE SUCH BREACH ON OR BEFORE THE SCHEDULED CLOSING DATE (A "BUYER DEFAULT"), THEN UPON WRITTEN NOTICE OF TERMINATION (A "TERMINATION NOTICE") FROM SELLER TO BUYER AND ESCROW HOLDER, THE ESCROW AND THIS AGREEMENT SHALL TERMINATE AND ESCROW HOLDER SHALL DISBURSE FROM THE ESCROW THE DEPOSIT TO SELLER AS LIQUIDATED DAMAGES, WHICH SHALL BE SELLER'S SOLE REMEDY AT LAW OR IN EQUITY FOR THE BUYER DEFAULT, AND THEREAFTER NEITHER PURCHASER NOR SELLER SHALL HAVE ANY FURTHER LIABILITY HEREUNDER, EXCEPT THAT BUYER SHALL REMAIN OBLIGATED FOR PERFORMANCE OF ITS OBLIGATIONS UNDER SECTIONS 8, 10, 17.14, 17.19 AND ANY OTHER PROVISION HEREOF WHICH BY ITS EXPRESS TERMS SURVIVES THE TERMINATION OF THIS AGREEMENT. NOTHING CONTAINED HEREIN SHALL LIMIT SELLER'S RIGHT TO OBTAIN SPECIFIC PERFORMANCE OF BUYER'S OBLIGATION TO CLOSE PURSUANT TO SECTION 7.1.1.

             3.5.2 THE PARTIES ACKNOWLEDGE AND AGREE BY INITIALING THIS SECTION
3.5.2 THAT IF A BUYER DEFAULT OCCURS ON OR PRIOR TO THE SCHEDULED CLOSING DATE AND IF, AS A RESULT OF SUCH BUYER DEFAULT, CLOSE OF ESCROW FAILS TO OCCUR, SELLER WILL INCUR CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT THAT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO ASCERTAIN; AND THE DEPOSIT BEARS A REASONABLE


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
RELATIONSHIP TO THE DAMAGES WHICH THE PARTIES ESTIMATE MAY BE SUFFERED BY SELLER BY REASON OF SUCH FAILURE OF THE CLOSE OF ESCROW TO OCCUR AND THAT SELLER'S RETENTION OF THE DEPOSIT IS FAIR AND REASONABLE COMPENSATION TO SELLER BY REASON OF SUCH FAILURE OF THE CLOSE OF ESCROW TO OCCUR.

INITIALS: /s/ T. Ayoubi                   /s/ SRG   /s/ MCM
          ------------------------        -----------------------
          Seller                          Buyer


                                    SECTION 4
                             ESCROW; CLOSING; COSTS

         4.1 Escrow. The purchase and sale of the Property shall be consummated through the Escrow. Immediately upon the execution of this Agreement, the parties shall deposit a copy of this Agreement with Escrow Holder. This Agreement, together with any general provisions agreed to in writing by Buyer and Seller for the benefit of Escrow Holder, shall constitute the escrow instructions for the transfer of the Property (the "Escrow Instructions"). In the event of any conflict between this Agreement and such general provisions, this Agreement shall control unless otherwise expressly agreed in writing by Buyer, Seller and Escrow Holder. If any requirements relating to the duties or obligations of Escrow Holder are not acceptable to Escrow Holder, or if Escrow Holder requires additional instructions, the parties shall make such deletions, substitutions and additions to the Escrow Instructions as Buyer's Counsel and Seller's Counsel shall mutually approve and which do not substantially alter this Agreement or its intent. Written instructions from Seller's Counsel, in the case of Seller, or from Buyer's Counsel, in the case of Buyer, shall be accepted by Escrow Holder and shall be binding upon the party whose counsel gave such instructions to Escrow Holder.

         4.2 Seller's Deliveries to Escrow Holder.

             4.2.1 Prior to the Scheduled Closing Date (subject to extension pursuant to SECTION 7.1), Seller shall deliver to Escrow Holder the following documents duly executed and, where applicable, acknowledged by Seller, each of which shall be undated and the delivery of each of which shall be a condition precedent to the obligation of Buyer to close hereunder.

                   4.2.1.1 Deed. A deed with respect to the Real Property in the form of EXHIBIT 4.2.1.1 annexed hereto and made a part hereof, sufficient to transfer all of Seller's right, title and interest in and to the Real Property, subject only to matters of record as of the Closing Date, from Seller to Buyer (the "Deed");

                   4.2.1.2 Assignment and Assumption of Tenant Leases. An Assignment and Assumption of Tenant Leases in the form of EXHIBIT 4.2.1.2 annexed hereto and made a part hereof pursuant to which Seller shall assign the Tenant Leases to Buyer and Buyer shall assume all of Seller's obligations thereunder (the "Assignment and Assumption of Tenant Leases");

                   4.2.1.3 General Assignment. A General Assignment and Assumption Agreement in the form of EXHIBIT 4.2.1.3 annexed hereto and made a part thereof pursuant to which Seller shall assign to Buyer all of Seller's right, title and interest in and to all of the Intangible Property and Buyer shall assume all obligations thereunder (the "General Assignment and Assumption Agreement");

                   4.2.1.4 Assignment and Assumption of Management Agreement. An Assignment and Assumption of Management Agreement in the form of EXHIBIT 4.2.1.4 annexed hereto and made a part hereof pursuant to which Seller shall assign to Buyer the


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
Management Agreement and Buyer shall assume the obligations of Seller thereunder, provided, however, the obligation to deliver the Assignment and Assumption of Management Agreement shall be irrevocably waived, if prior to the Close of Escrow, the Management Agreement shall have been terminated and the Interim Management Agreement shall have become effective in accordance with
SECTION 17.20;

                   4.2.1.5 Bill of Sale. One or more Bills of Sale in the form of EXHIBIT 4.2.1.5A AND 4.2.1.5B annexed hereto and made a part hereof conveying to Buyer or designees of Buyer all of Seller's right, title and interest in and to the Tangible Personal Property (the "Bill of Sale");

                   4.2.1.6  Stock Agreement. The Stock Agreement in the form of
EXHIBIT 4.2.1.6 annexed hereto and made a part hereof (the "Stock Agreement");

                   4.2.1.7 Liquor License Management Agreement. The Liquor License Management Agreement in the form of EXHIBIT 4.2.1.7 annexed hereto and made a part hereof (the "Liquor License Management Agreement");

                   4.2.1.8  [Intentionally Omitted]

                   4.2.1.9  [Intentionally Omitted]

                   4.2.1.10 [Intentionally Omitted]

                   4.2.1.11 [Intentionally Omitted]

                   4.2.1.12 [Intentionally Omitted]

                   4.2.1.13 Non-Foreign Person Certificate. A Non-Foreign Person Certificate in the form of EXHIBIT 4.2.1.13 annexed hereto and made a part hereof (the "Non-Foreign Person Certificate");

                   4.2.1.14 Transfer Tax Forms. Any statements, such as a transfer or conveyance tax forms or returns required by applicable state or local law to be executed by Seller in order to effect the Closing;

                   4.2.1.15 Certified Rent Roll. A copy of the rent roll for the Property dated as of the Closing Date and certified by Seller to be (a) a true, correct and complete copy of the rent roll for the Property provided to Seller by the Manager; and (b) to Seller's Knowledge, to be true, correct and complete;

                   4.2.1.16 Certified Operating Statement. An operating statement for the Property dated as of a date no more than thirty (30) days prior to the Closing Date and certified by Seller to be (a) a true, correct and complete copy of the operating statement for the Property provided to Seller by Manager for the period of Manager's employment at the Property; and (b) to Seller's Knowledge, to be, true, correct and complete;

                   4.2.1.17 Guest Ledger. A copy of the guest ledger dated as of the Proration Time showing all Guest Ledger Receivables and certified by Seller
(a) to be a true, correct and complete copy of the guest ledger provided to Seller by Manager; and (b) to Seller's Knowledge, to be true, correct and complete;

                   4.2.1.18 Closing Certificate. A certification by Seller to Seller's Knowledge that the representations and warranties set forth in SECTION
6.3 are true, correct and complete as of the Closing Date, except to the extent that any such representation or warranty is expressly made only as of the Execution Date subject to Seller's right to make revisions pursuant to SECTION
6.7 to such representations and warranties ("Seller's Closing Certificate");

                   4.2.1.19 Schedule of Bookings. A schedule of all Bookings relating to periods after the Proration Time, certified by Seller (a) to be a true, correct and complete copy of the schedule of Bookings provided to Seller by Manager; and (b) to Seller's Knowledge, to be true, correct and complete;

                   4.2.1.20 Title Requirements. Any and all certificates, affidavits and other instruments and documents which the Title Company shall reasonably require, to permit it to issue the Title Policy in the condition required herein; provided, however, that (a) Seller is given written notice by Title Company of the requirement of any such certificates, affidavits or other instruments and documents within a reasonably sufficient time in advance of the Scheduled Closing Date and (b) such incidental documents do not create any liability to Seller that is inconsistent with the liability retained by Seller under the terms of this Agreement;

                   4.2.1.21 Payoff Letters. A pay-off letter from the holder of any mortgage or deed of trust presently encumbering the Real Property indicating all sums required to satisfy the debt secured by and permit the discharge of record the lien of such mortgage or deed of trust;

                   4.2.1.22 Notices to Tenants. Notices to Tenants of the assignment to Buyer of the Tenant Leases in form and substance satisfactory to Seller and Buyer;

                   4.2.1.23 Opinion of Seller's Counsel. An opinion of Seller's Counsel in a form to be agreed upon by the parties; and

                   4.2.1.24 Other. Any other incidental documents, not otherwise expressly provided for herein, reasonably required by Escrow Holder to consummate the purchase and sale of the Property; provided, however, that (a) Seller is given written notice by Escrow Holder of the requirement of any such incidental documents within a reasonably sufficient time in advance of the Scheduled Closing Date (subject to extension in accordance with the provisions of SECTION 7.1); and (b) such incidental documents do not create any liability to Seller that is inconsistent with the liability retained by Seller under the terms of the this Agreement.

         4.3 Buyer's Deliveries to Escrow Holder.

             4.3.1 Prior to the Scheduled Closing Date (subject to extension in accordance with the provisions of SECTION 7.1), and subject further to the provisions of SECTION 4.3.1.4 in the case of the Value Letter, Buyer shall deliver to Escrow Holder the following items and documents, which documents shall be duly executed and, where applicable, acknowledged by Buyer or its designee, as applicable, and undated, and the delivery of each of which shall be a condition precedent to the obligation of Seller to close hereunder:

                   4.3.1.1  The Cash Purchase Price. The Cash Purchase Price;

                   4.3.1.2 Stock Certificates. Paired Shares in the amount required to be delivered at the Closing in accordance with the provisions of this Agreement and in accordance with and subject to the provisions of the Stock Agreement;

                   4.3.1.3 Assignment and Assumption of Management Agreement. A counterpart of the Assignment and Assumption of Management Agreement, provided, however, the obligation to deliver the Assignment and Assumption of Management Agreement shall be irrevocably waived, if prior to the Close of Escrow, the Management Agreement shall have been terminated and the Interim Management Agreement shall have become effective in accordance with SECTION 17.20;

                   4.3.1.4 Value Letter. A letter (the "Value Letter") to be obtained by Buyer at Buyer's expense with respect to the reasonableness of the allocation of the purchase price among the transactions being entered into as of the date hereof between Buyer and Seller and/or Seller's Affiliates issued by Bear Stearns;

                   4.3.1.5 Opinion of Buyer's Counsel. An opinion of Buyer's counsel in a form to be agreed upon by the parties;

                   4.3.1.6  Stock Agreement. A counterpart of the Stock
Agreement;

                   4.3.1.7  [Intentionally Omitted]

                   4.3.1.8 Liquor License Management Agreement. A counterpart of the Liquor License Management Agreement;

                   4.3.1.9  [Intentionally Omitted]

                   4.3.1.10 [Intentionally Omitted]

                   4.3.1.11 [Intentionally Omitted]

                   4.3.1.12 Closing Certificate. A certification by Buyer that the representations and warranties set forth in SECTION 6.1 and SECTION 6.2 are true, correct and complete as of the Closing Date;

                   4.3.1.13 The Assignment and Assumption of Tenant Leases. A counterpart of the Assignment and Assumption of Tenant Leases;

                   4.3.1.14 The General Assignment and Assumption Agreement. A counterpart of the General Assignment and Assumption Agreement;

                   4.3.1.15 Transfer Tax Forms. Any statements, such as a transfer or conveyance tax forms or returns required by applicable state or local law to be executed by Buyer in order to effect the closing; and

                   4.3.1.16 Other. Any other incidental documents, not otherwise expressly provided for herein, required by Escrow Holder to consummate the purchase and sale of the Property; provided, however, that (a) Buyer is given written notice by Escrow Holder of the requirement of such incidental documents within a reasonably sufficient time in advance of the Scheduled Closing Date; and (b) Buyer shall not be required to incur any liability, in connection with the delivery of such incidental documents inconsistent with the provisions of this Agreement.

         4.4 Seller's Deliveries to Buyer. At or prior to the Close of Escrow, Seller shall deliver to Buyer or cause to be available to Buyer on-site at the Hotel, the following documents, to the extent the same have not already been delivered and to the extent in the possession or control of Seller:

             4.4.1 Tenant Leases/Tenant Deposits. The original Tenant Leases (or if not available, the best available copies), and the originals of Tenant Security Deposits which are evidenced by letters of credit or escrow agreements, if any, and if necessary to enable Buyer to realize or draw upon same, consents of the applicable Tenants and/or financial institutions or replacement letters of credit or escrow agreements in favor of Buyer;

             4.4.2 Service Contracts. The originals, or, if not available, the best available copies, of the Approved Service Contracts;

             4.4.3 Licenses and Permits. The originals, or, if not available, the best available copies of the Licenses and Permits; and

             4.4.4 Records and Plans. The originals, or, if not available, the best available copies of the Records and Plans.

         4.5 Possession. Seller shall deliver the keys and possession of the Property to Buyer at the Close of Escrow free and clear of all leases, tenancies and occupancies, except for the Management Agreement, the Bookings, the rights of guests in guest rooms, banquet facilities, conference rooms and meeting rooms, the rights of Tenants under the Tenant Leases (including their assignees, subtenants or licensees), and the other Permitted Encumbrances.

         4.6 Evidence of Authorization. At the Close of Escrow, each party shall deliver to the other party evidence in form and content reasonably satisfactory to the other party and the Title Company that (a) the party is duly organized and validly existing under the laws of the state of its organization and has the power and authority to enter into this Agreement, (b) this Agreement and all documents delivered pursuant hereto have been duly executed and delivered by the party, and (c) the performance by the party of its obligations under this Agreement have been duly authorized by all necessary corporate, partnership or other action.

         4.7 Close of Escrow.

             4.7.1 The Escrow shall close on or before the Scheduled Closing
Date.

             4.7.2 Provided that Escrow Holder has not received from either party written notice of the failure of any condition precedent specified in
SECTION 9 to the obligations of such party (or any previous such notice has been withdrawn), then when the parties have each deposited into the Escrow the documents and funds required by this Agreement and the Title Company is unconditionally prepared to issue the Title Policy at the Close of Escrow, Escrow Holder shall perform the following actions (collectively, "Close of Escrow" or "Closing"):

                   4.7.2.1 Prepare a closing statement for the transaction for approval by Seller and Buyer prior to the Close of Escrow;

                   4.7.2.2 Insert the Closing Date as the date of any undated document to be delivered through Escrow;

                   4.7.2.3 Cause the Deed to be recorded in the land records of the state and county where the Real Property is located;

                   4.7.2.4 Deliver to Buyer the documents deposited into the Escrow for delivery to Buyer at the Close of Escrow;

                   4.7.2.5 Deliver to Seller (a) all funds and Paired Shares to be received by Seller from Buyer through the Escrow at the Close of Escrow less
(i) all amounts to be paid by Seller for Escrow Holder's fees and expenses and
(ii) all amounts paid by Escrow Holder in satisfaction of liens and encumbrances on the Real Property or other matters pursuant to the written instruction of Seller, and (b) the documents deposited into the Escrow for delivery to Seller at the Close of Escrow; and

                   4.7.2.6 Cause the Title Policy to be issued by the Title Company and delivered to Buyer.

         4.8 Costs of Escrow. Costs of the Escrow shall be allocated as follows:

             4.8.1 Buyer and Seller shall each pay one-half (1/2) of the fees of Escrow Holder;

             4.8.2 Buyer and Seller shall each pay one-half (1/2) of the cost of providing the Survey required to be delivered in accordance with the provisions of SECTION 7.1; provided, however, Buyer shall be responsible for the full cost of the Survey in the event the Closing does not occur hereunder other than on account of default of Seller;

             4.8.3 Buyer and Seller shall each pay one-half (1/2) of all transfer taxes and recording fees payable in connection with the conveyance of each portion of the Real Property and/or the recording of the Deed and any other documents or instruments recorded pursuant to this Agreement (other than the Assignment of Mortgage);

             4.8.4 Buyer and Seller shall each pay one-half (1/2) of all sales or other personal property taxes, levies, fees and charges payable as a result of the transfer of the Personal Property to Buyer and the consummation of the transactions contemplated hereby. Buyer shall be the reporting person for such purposes and shall prepare the necessary sales tax reports based upon the allocations set forth in SECTION 3.4. The parties acknowledge that additional sales tax may be assessed as a result of the transfer of the Personal Property to Buyer and the consummation of the transactions contemplated hereby after the Closing and that Buyer and Seller shall continue to each be responsible for one-half of any such additional taxes. The provisions of Section 4.8.3 and
Section 4.8.4 shall survive the Closing;

             4.8.5 Buyer and Seller shall each pay one-half (1/2) of the cost of obtaining the coverage under the Title Policy, except that the cost of any special endorsements shall be paid exclusively by Buyer;

             4.8.6 At Closing or thereafter Buyer shall pay for the cost of the Value Letter;

             4.8.7  [Intentionally Omitted]

             4.8.8 If the Close of Escrow fails to occur other than as a result of a default hereunder by either party, including, without limitation, as a result of a failure of a condition precedent set forth in SECTION 9, the fees of the Escrow Holder and Title Company (including, without limitation, cancellation fees) shall be borne equally between Buyer and Seller;

             4.8.9 If the Close of Escrow fails to occur as a result of a default hereunder by either party, the fees of the Escrow Holder and Title Company (including, without limitation, cancellation fees) shall be borne by the defaulting party; and

             4.8.10 Pursuant to Section 6045 of the Internal Revenue and Taxation Code, the Title Company shall be designated the "Closing Agent" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986 with regard to the reporting of all settlement information to the Internal Revenue Service.

         4.9 Other Costs. Except as set forth in SECTION 4.8.6, SECTION 11.1 and
SECTION 15.1.6, each party shall pay all of its own legal, accounting and consulting fees and other costs and expenses incurred in connection with this Agreement.

         4.10 Maintenance of Confidentiality by Escrow Holder. Escrow Holder shall maintain in strict confidence and not disclose to anyone the existence of the Escrow, the identity of the parties thereto, the amount of the Purchase Price, the existence or provisions of this Agreement or any other information concerning the Escrow or the transactions contemplated hereby, without the prior written consent of Buyer and Seller.


                                    SECTION 5
                    PRORATIONS AND ASSUMPTION OF OBLIGATIONS

         5.1 General. All income, receivables, expenses (whether payable or prepaid) and payables of the Property shall be apportioned equitably between the parties as of the Proration Time in accordance with the provisions of this
SECTION 5 (all prorations are to be based upon the number of days in a 365 day year). The obligation to make apportionments under SECTIONS 5.1 AND 5.2 shall, unless otherwise expressly provided in this SECTION 5, survive the Close of Escrow for a period of sixty (60) days at which time such apportionment shall be final unless disputed during such period.

         5.2 General and Specific Prorations. Without limitation, the following items shall be apportioned:

             5.2.1 At the Closing, Buyer shall assume all of the accounts payable relating to goods and services ordered or obtained in the ordinary course of operation of the business of the

Hotel (including without limitation, payments under the Service Contracts and Equipment Leases) prior to the Proration Time. Seller shall be obligated to credit Buyer at the Close of Escrow with an amount mutually agreed upon by Buyer and Seller at the Closing, reflecting the parties' good faith estimate of such accounts payable as of the Proration Time (which estimate shall deduct any discounts then available in the ordinary course of business for the prompt payment of such accounts payable), plus a further credit for any late fees then payable with respect to any identified accounts payable. Buyer shall be responsible for paying when due all accounts payable arising from the operation of the Property on or after the Proration Time, and Seller shall have no further liability for such payables or charges. As of the date which is sixty (60) days following the Closing Date, Buyer and Seller shall calculate the amount of all accounts payable relating to goods and services ordered or obtained in the ordinary course of operation of the business of the Hotel (including without limitation, payments under the Service Contracts and Equipment Leases) prior to the Proration Time. Seller shall reimburse Buyer for any payments made on account of any such accounts payable which were not reflected in the Parties' estimate of such amount credited to Buyer at Closing and which have been paid by Buyer or for which Buyer is obligated to pay in accordance with the provisions hereof, and if the amount of such credit exceeds the amounts so paid or for which Buyer is so obligated, Buyer shall pay such excess amount to Seller.

             5.2.2 At the Closing, Seller shall assign to Buyer all of the Accounts Receivable, for which Seller shall receive a credit at the Close of Escrow in an amount equal to (a) the full, aggregate outstanding balance of the Cash Equivalent Receivables (without discount except for service charges due to charge card companies) plus (b) the full aggregate outstanding balance of the Invoiced Receivables and Other Accounts Receivable as of the Proration Time, provided, Buyer shall at its option accept or reject any Invoiced Receivables and Other Accounts Receivable over ninety (90) days and Seller shall not receive a credit for any Invoiced Receivables and Other Accounts Receivable over ninety
(90) days rejected by Buyer; provided, that Buyer shall at its own expense use reasonable efforts to collect any such rejected Invoiced Receivables and Other Accounts Receivable on behalf of Seller for a period of sixty (60) days after the Closing Date and thereafter Seller shall have the right to collect same for its own account; provided, further, as of the date which is sixty (60) days following the Closing Date, Buyer and Seller shall make any adjustments required to reflect the collectibility of any Invoiced Receivables and Other Accounts Receivable (it being agreed that (a) any accounts receivable not listed on the schedule of accounts receivable of the Property as of the date which is sixty
(60) days following the Closing Date shall be deemed paid as of such date and
(b) except as provided in (a), any accounts receivable which are more than ninety (90) days past due as of the date which is sixty (60) days following the Closing Date shall be deemed uncollectable as of such date) and Seller and Buyer shall make a corresponding payment to the other as required to accurately reflect the collectibility of such Invoiced Receivables and Other Accounts Receivable and any accounts receivable deemed uncollectable as of such date in accordance with the terms hereof shall be the property of Seller and Seller shall be permitted (at its expense and for its own account) to collect the same;

             5.2.3 In prorating the Accounts Receivable, Buyer and Seller shall each receive credit for one-half (1/2) of all Guest Ledger Receivables attributable to the room night during which the Proration Time occurs. Seller shall receive the income from all restaurant and bar facilities located at the Property through the Proration Time and Buyer shall receive such income thereafter;

             5.2.4  [Intentionally Omitted]

             5.2.5 All sales, use and occupancy taxes arising from the operation of the Property shall be prorated as of the Proration Time;

             5.2.6 Fees for transferable annual permits, licenses, and/or inspection fees, if any, for periods during which the Proration Time occurs shall be prorated as of the Proration Time;

             5.2.7 Utility charges with respect to the Property levied against Seller or the Property and the value of fuel stored on the Property shall be prorated at Seller's cost therefor as of the Proration Time. Seller shall notify all utilities, governmental agencies, suppliers and others providing services to the Property of the prospective change in ownership and operation of the Property, and Seller shall use its reasonable efforts to cause all utilities furnished to the Property, including, but not limited to, electricity, gas, water and sewer, along with any fuel storage tanks to be read the day prior to the Proration Time;

             5.2.8 Permitted administrative charges, if any, on Tenant Security Deposits shall be prorated;

             5.2.9 Buyer shall receive a credit for advance payments and/or deposits, if any, under Bookings to the extent the Bookings relate to a period after the Proration Time;

             5.2.10 Vending machine monies will be removed by Seller as of the Proration Time for the benefit of Seller;

             5.2.11 Buyer shall purchase and Seller shall sell to Buyer (or Seller shall receive a credit therefore) all petty cash funds and cash in the Property's house banks at 100% of face value at the Proration Time;

             5.2.12 Wages, salaries and payroll taxes and other payroll deductions for all Hotel Employees shall be apportioned as of the Proration Time (i.e., the night shift shall be prorated 50/50 for the night preceding the Closing Date). Buyer shall assume all accrued vacation benefits and sick leave benefits due to such Hotel Employees which relate to any period prior to the Proration Time and shall receive a credit for the full amount of all such accrued benefits reasonably expected to be paid after the Closing Date; provided, that as of the date which is sixty (60) days following the Closing, Buyer and Seller shall adjust the amount of the credit if required to take into account the benefits actually required to be paid by Buyer or then reasonably expected to be paid following the Closing Date by Buyer. Buyer shall also assume all obligations of Seller and the Employer Corporation, under the Employment Agreements and/or the Management Agreement to pay all such wages, salaries, and compensation set forth above accruing subsequent to Proration Time; provided, however, that other than as set forth in SECTION 14.1 hereof, no provision contained in this Agreement shall be construed to prevent the Buyer from terminating or amending in any manner such Employment Agreements and Management Agreements subsequent to the Proration Time. The obligation to pay bonuses, if any, following the Closing shall be allocated as of the Proration Time and adjusted between Buyer and Seller; and

             5.2.13 Real and personal property taxes, assessments and special district levies shall be prorated for the tax fiscal year in which the Closing Date occurs on the basis of the then most current available tax bills, Seller being charged through the day prior to the Closing Date and Buyer with the Closing Date and thereafter.

         5.3 Deposits. All rights to utility, assessment, and other cash deposits (including,


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
without limitation, any Utility Deposits) held by others for Seller's account, and all certificates of deposit or other forms of cash collateral held by or otherwise pledged to others for Seller's account to secure obligations of Seller under Service Contracts, Equipment Leases or other obligations assumed by Buyer, shall be assigned or transferred to Buyer at the Close of Escrow; provided, that if any of such deposits are not transferable, Seller shall retain all rights with respect thereto and there shall be no debit made to Buyer on account thereof.

         5.4 Tenant Leases. At the Close of Escrow, pursuant to the Assignment and Assumption of Tenant Leases, Buyer shall assume all of the obligations of Seller under the Tenant Leases as of the Proration Time, including, without limitation, tenant improvement obligations of landlord thereunder and obligations with respect to Tenant Security Deposits (to the extent received by Buyer or credited to Buyer hereunder).

         5.5 Service Contracts and Other Intangible Property. At the Close of Escrow, Seller shall assign to Buyer pursuant to the terms of the General Assignment and Assumption Agreement, all right, title and interest of Seller in and to the Approved Service Contracts and other Intangible Property, and Buyer shall assume all of the obligations of Seller under the Approved Service Contracts arising from and after the Close of Escrow. Buyer shall protect, hold harmless, indemnify and defend Seller and its directors, officers, agents, affiliates, principals, partners, shareholders, representatives and controlling persons from any Losses attributable to the period beginning on and after the Closing Date with respect to the Approved Service Contracts. Seller shall be responsible for all obligations thereunder attributable to the period prior to the Closing Date with respect to Approved Service Contracts (except to the extent that Buyer shall have received a credit hereunder with respect to any such obligations). The provisions of this SECTION 5.5 shall survive the Close of Escrow.

         5.6 Tax Refunds and Proceedings. Buyer shall have the exclusive right to commence or continue any proceeding to determine the assessed value of the Property, the real or personal property taxes payable with respect to the Property or any action to contest water charges, sewer charges, sales tax or use tax for the relevant taxable period during which the Proration Time occurs and to settle or compromise any claim thereof, and any refunds or proceeds resulting from such proceedings along with the costs (including reasonable legal and accounting fees) incurred by Buyer in obtaining the same, shall be prorated as of the Proration Time. In prosecuting any such action, Buyer shall utilize the services of Marvin Poer & Co. Seller shall retain the right to continue, commence, prosecute, settle or compromise any proceedings relating exclusively to any relevant taxable period or periods prior to the period during which the Proration Time shall occur. Buyer and Seller agree to cooperate with each other and to execute any and all documents reasonably requested in furtherance of the foregoing. The provisions of SECTION 5.6 shall survive the Closing.

         5.7 Guest Baggage. As of the Close of Escrow, Buyer shall indemnify and hold harmless Seller against all Losses with respect to all baggage of departed guests or guests who are still registered at the Hotel on the Closing Date which has been checked with the Hotel. As of the Close of Escrow, Seller shall assign to Buyer all claims and causes of action against the Manager with respect to any Losses with respect to such baggage. Seller agrees to submit to Seller's Insurance any claims for Losses with respect to such baggage which arose from acts or omissions prior to the Closing Date to the extent coverage is available under said insurance and provide Buyer with the proceeds therefrom provided Buyer is not in default under this SECTION 5.7. The provisions of this SECTION
5.7 shall survive the Closing.


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
         5.8 Safe Deposit Boxes. As of the Close of Escrow, Buyer shall indemnify and hold harmless Seller against all Losses with respect to the contents of any safety deposit boxes in use at the Hotel. As of the Close of Escrow, Seller shall assign to Buyer all claims and causes of action against the Manager with respect to any Losses relating to said safety deposit boxes. Seller agrees to submit to Seller's insurance any claims for Losses which arose from acts or omissions prior to the Closing Date to the extent coverage is available under said insurance and provide Buyer with the proceeds therefrom provided Buyer is not in default under this SECTION 5.8. The provisions of this SECTION
5.8 shall survive the Closing.

         5.9 Advance Bookings. Buyer shall assume and honor for its account all Bookings relating to dates after the Proration Time set forth on the Schedule of Advance Bookings delivered by Seller to Buyer at the Close of Escrow pursuant to
SECTION 4.2.1.9.

         5.10 [Intentionally Omitted]




                                                     SECTION 6

                                          REPRESENTATIONS AND WARRANTIES;
                                               CONDITION OF PROPERTY

         6.1 Of the Trust. As an inducement to Seller to enter into this Agreement, the Trust hereby represents, warrants and covenants to Seller as follows:

              6.1.1 Power and Authority. The Trust is a real estate investment trust duly organized and validly existing under the laws of the State of Maryland. The Trust has the power and authority to carry on its present business, to enter into this Agreement and to consummate the transactions herein contemplated; neither the execution and delivery of this Agreement by the Trust, nor the performance by the Trust of the Trust's obligations hereunder will violate or constitute an event of default under any material terms or material provisions of any agreement, document, instrument, judgment, order or decree to which the Trust is a party or by which the Trust is bound and/or violate any applicable law, rule or regulation the violation of which would have a Material effect upon the principal benefits intended to be provided by this Agreement.

              6.1.2 Authorization; Valid Obligation. All proceedings required to be taken by or on behalf of the Trust to authorize the Trust to make, deliver and carry out the terms of this Agreement will be duly taken prior to the Closing Date. No consent to the execution, delivery and performance of this Agreement will be required from any partner, board of directors, shareholder, creditor, investor, judicial or administrative body, governmental authority or other person, other than any such consent which already has been (or prior to the Closing will have been unconditionally given. The individuals executing this Agreement and the documents referenced herein on behalf of the Trust have the legal power, right and actual authority to bind the Trust to the terms and conditions hereof. This Agreement is a valid and binding obligation of Trust, enforceable in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally.

              6.1.3 Capital Structure. The authorized and outstanding capital stock and units of the Trust and its operating partnership are as set forth in the Starwood Disclosure. All Paired Shares to be issued as the Equity Purchase Price at the Closing in accordance with this Agreement will, when so issued, be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and will be paired with each other in the same ratio as all other shares are paired with each other pursuant to the Pairing Agreement.

             6.1.4 SEC Documents and Other Reports. The Trust has filed all required documents with the SEC since January 1, 1996 (such documents together with the Starwood Disclosure being referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of applicable law, and, at the respective times they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of the Trust included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates of filing, were prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Regulation S-X of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented the consolidated financial position of the Trust and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the SEC Documents or as required by generally accepted accounting principles, the Trust has not, since December 31, 1996, made any change in the accounting practices or policies applied in the preparation of their financial statements. Prior to the Closing Date, the Trust will file all required documents with the SEC, which documents will comply in all material respects with the requirements of the applicable law, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             6.1.5 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed prior to the date of this Agreement, since December 31, 1996, (a) there have not been any events, changes or developments that, individually or in the aggregate, have had or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Trust and its subsidiaries taken as a whole, or (b) there has not been any split, combination or reclassification of any of the capital stock or units of the Trust or its operating partnership or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of, or in substitution for shares of such capital stock.

             6.1.6 Actions and Proceedings. Except as set forth in the SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any governmental entity against or involving the Trust or any of its subsidiaries, or against or involving any of the directors, officers or employees of the Trust or any of its subsidiaries, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Trust and its subsidiaries taken as a whole. Except as set forth in the SEC Documents, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the knowledge of the Trust, threatened against or involving the Trust or any of its subsidiaries or any of their directors, officers or employees, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Trust and its subsidiaries taken as a whole. As of the date hereof, there are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the knowledge of the Trust, threatened against or affecting the Trust or any of their subsidiaries or any of their officers, directors or employees, as such, or any of their properties, assets or business relating to the transactions contemplated by this Agreement.

             6.1.7 REIT Status. The Trust is currently a "real estate investment trust" ("REIT") for federal income tax purposes and, to its knowledge, the Trust is and at all times during the testing period described in Code Section 897(h)(4)(D) has been a "domestically controlled REIT" (as defined in Section 897(h)(4)(D) of the Code). From and after January 1, 1995, neither the Internal Revenue Service nor any other taxing entity or authority has made any assertion that the Trust does not qualify as a REIT for income tax purposes, nor has there been any challenge to the REIT status of the Trust. From time to time upon request by the Seller or its assigns after the Closing Date, the Trust agrees to inform Seller or such assigns whether to its knowledge it complies with the representation and warranties set forth in this Section 6.1.7.

             6.1.8 Partnership Status. Starwood Realty Partnership is classified and taxable as a partnership for U.S. federal income tax purposes.

             6.1.9 Hart-Scott-Rodino Act. The provisions of the
Hart-Scott-Rodino Act are not applicable to the transactions contemplated hereby and neither the Trust nor Seller is required to make any filings or submissions or obtain any approvals thereunder in connection herewith.

         6.2 Of the Corporation. As an inducement to Seller to enter into this Agreement, the Corporation hereby represents, warrants and covenants to Seller as follows:

             6.2.1 Power and Authority. The Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland. The Corporation has the power and authority to carry on its present business, to enter into this Agreement and to consummate the transactions herein contemplated; neither the execution and delivery of this Agreement by the Corporation nor the performance by the Corporation of the Corporation's obligations hereunder will violate or constitute an event of default under any material terms or material provisions of any agreement, document, instrument, judgment, order or decree to which the Corporation is a party or by which the Corporation is bound and/or violate any applicable law, rule or regulation the violation of which would have a Material effect upon the principal benefits intended to be provided by this Agreement.

             6.2.2 Authorization; Valid Obligation. All proceedings required to be taken by, or on behalf of the Corporation, to authorize the Corporation to make, deliver and carry out the terms of this Agreement will be duly taken prior to the Closing Date. No consent to the execution, delivery and performance of this Agreement will be required from any partner, board of directors, shareholder, creditor, investor, judicial or administrative body, governmental authority or other person, other than any such consent which already has been (or prior to the Closing will have been) unconditionally given. The individuals executing this Agreement and the documents referenced herein on behalf of the Corporation have the legal power, right and actual authority to bind the Corporation to the terms and conditions hereof. This Agreement is a valid and binding obligation of Corporation, enforceable in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally.

             6.2.3 Capital Structure. The authorized and outstanding capital stock and units of the Corporation and its operating partnership are as set forth in the Starwood Disclosure. All Paired Shares to be issued as the Equity Purchase Price at the Closing in accordance with this Agreement will, when so issued, be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and will be paired with each other in the same ratio as all other shares are paired with each other pursuant to the Pairing Agreement.

             6.2.4 SEC Documents and Other Reports. The Corporation has filed all required SEC Documents since January 1, 1996. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the applicable law, and, at the respective times they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of the Corporation included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates of filing, were prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Regulation S-X of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented the consolidated financial position of the Corporation and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the SEC Documents or as required by generally accepted accounting principles, the Corporation has not, since December 31, 1996, made any change in the accounting practices or policies applied in the preparation of their financial statements. Prior to the Closing Date, the Corporation will file all required documents with the SEC, which documents will comply in all material respects with the requirements of the applicable law, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             6.2.5 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed prior to the date of this Agreement, since December 31, 1996, (a) there have not been any events, changes or developments that, individually or in the aggregate, have had or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Corporation and its subsidiaries taken as a whole, or (b) there has not been any split, combination or reclassification of any of the capital stock or units of the Corporation or its respective operating partnerships or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of such capital stock.

             6.2.6 Actions and Proceedings. Except as set forth in the SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any governmental entity against or involving the Corporation or any of its subsidiaries, or against or involving any of the directors, officers or employees of the Corporation or any of its subsidiaries, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Corporation and its subsidiaries taken as a whole. Except as set forth in the SEC Documents, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the knowledge of the Corporation, threatened against or involving the Corporation or any of its subsidiaries or any of their directors, officers or employees, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a material adverse change in or effect on the financial condition, properties, business, results of operations or prospects of the Corporation and its subsidiaries taken as a whole. As of the date hereof, there are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation or any of their subsidiaries or any of their officers, directors or employees, as such, or any of their properties, assets or business relating to the transactions contemplated by this Agreement.

             6.2.7 Starwood Operating Partnership is classified and taxable as a partnership for U.S. Federal Income Tax purposes.

             6.2.8 Hart-Scott-Rodino. The provisions of the Hart-Scott-Rodino Act are not applicable to the transactions contemplated hereby and neither the Corporation nor Seller is required to make any filings or submissions to obtain any approvals thereunder in connection herewith.

         6.3 Of Seller. As an inducement to Buyer to enter into this Agreement, Seller, represents, warrants and covenants to Buyer as follows:

             6.3.1 Regarding Seller's Authority.

                   6.3.1.1 Seller is a limited partnership in dissolution under the laws of the District of Columbia. Seller has the power and authority to enter into this Agreement and the Conveyance Documents and, to sell the Property on the terms set forth in this Agreement. The execution and delivery hereof and the performance by Seller of its obligations hereunder, will not violate or constitute an event of default under any material terms or material provisions of any agreement, document, instrument, judgment, order or decree to which Seller is a party or by which Seller is bound and/or violate any applicable law, rule or regulation the violation of which would have a Material effect upon the principal benefits intended to be provided by this Agreement.

                   6.3.1.2 The individuals executing this Agreement and the documents referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions hereof. This Agreement is a valid and binding obligation of Seller, enforceable in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally.

             6.3.2 Tenant Leases. There are no leases, licenses or concessions for space which will affect the Real Property or any portion thereof following the Close of Escrow other than as set forth on the Schedule of Tenant Leases. Seller has delivered to Buyer a true, correct and complete copy of each lease and agreement listed on the Schedule of Lease. Seller has not received written notice of any sublease and/or assignment of any Tenant Lease except as set forth on SCHEDULE 6.3.2. No outstanding written notice of any Material default has been delivered by Seller or received by Seller with respect to any Tenant Lease, except as disclosed on the SCHEDULE 6.3.2 annexed hereto and made a part hereof. To Seller's knowledge, all rent under the leases listed on the Schedule of Leases is being paid currently. All Material brokerage, leasing and other commissions due in connection with the Tenant Leases have been paid by Seller other than those payable with respect to the renewal or extension of such Tenant Leases or expansion of the leased premises thereunder after the Closing Date, each of which are payable under agreements described on SCHEDULE 6.3.2.

             6.3.3 Service Contracts. There are no Service Contracts which will affect the Property after the Closing Date except for the Approved Service Contracts. No outstanding written notice of any Material default has been delivered by Seller or received by Seller with respect to any Approved Service Contract, except as disclosed on SCHEDULE 6.3.3 annexed hereto and made a part hereof.

             6.3.4 Claims. There are no pending litigation or condemnation proceedings with respect to Seller or the Property which would result in an adverse effect on the ability of Buyer to operate the Property after the Closing, except as disclosed on SCHEDULE 6.3.4 annexed hereto and made a part hereof. There is no pending litigation or to Seller's knowledge, other claims of Seller with respect to the Property attributable to the period prior to the date hereof which may result in a material judgment in favor of Seller except as disclosed on SCHEDULE 6.3.4.

             6.3.5 Employees. To Seller's Knowledge, SCHEDULE 1.1.6 sets forth a true and complete list of all Hotel Employees as of the Execution Date together with their positions, salaries or hourly wages, as applicable, and years of service. Except for or pursuant to the Employment Agreements, the Collective Bargaining Agreements, the Management Agreement and the agreements related to the Ritz-Carlton management of the Hotel described on SCHEDULE 6.3.5 hereto, neither Seller nor the Employer Corporation has relating to the Property (i) at any time maintained, contributed to or participated in, (ii) or had at any time obligation to maintain, contribute to, or participate in, or (iii) any liability or contingent liability, direct or indirect, with respect to: any employment agreement, oral or written retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay plan, severance plan, bonus plan, stock compensation plan or any other type or form of employee-related (or independent contractor-related) arrangement, program, policy, plan or agreement. Except as set forth on SCHEDULE 6.3.5, to Seller's knowledge there is no Material default under any of the Employment Agreements.

             6.3.6 Compliance with Laws. During the past twelve (12) months, Seller has not received any written notice from any party, including, without limitation, from any municipal, state, federal or other governmental authority, of a Material violation of any zoning, building, fire, water, use, health, or other similar statute, ordinance, or code bearing on the construction, operation or use of the Property or any part thereof (other than as to matters previously cured), except as disclosed on SCHEDULE 6.3.6 annexed hereto and made a part hereof and except for violations of Environmental Laws, which are addressed in
SECTION 6.3.7 below.

             6.3.7 Hazardous Materials. Seller has not received any written notice from any municipal, state, federal or other governmental authority or from any other person during the last three (3) years of (a) any Material violation of applicable Environmental Laws or (b) any

Environmental Condition requiring Material remediation under applicable Environmental Laws, in either case only to the extent relating to Environmental Conditions at or on the Real Property, except as disclosed on SCHEDULE 6.3.7 annexed hereto and made a part hereof;

             6.3.8 Records and Plans. Seller will have delivered to Buyer on the Closing Date true and correct copies of the Records and Plans.

             6.3.9 Licenses and Permits. Seller has delivered to Buyer true and correct copies of the Liquor License and all other Material Licenses and Permits and such Licenses and Permits are identified on SCHEDULE 6.3.9 annexed hereto and made a part hereof.

             6.3.10 Management Agreements. There are no hotel management or property management agreements, which will be binding upon Buyer after the Closing Date, other than the Management Agreement, a true and complete copy of which will be delivered to Buyer on the Closing Date. Seller has not sent or received any notice of default or notice of termination under or with respect to the Management Agreement.

             6.3.11 Personal Property. Seller owns the Tangible Personal Property (other than the Tangible Personal Property that is subject to the Equipment Leases) free and clear of any liens and/or encumbrances other than the Permitted Encumbrances.

             6.3.12 Insurance. The Seller in respect of the Real Property is insured under those policies of casualty and general liability insurance ("Seller's Insurance") described on SCHEDULE 6.3.12 annexed hereto, each of which is in full force and effect as of the date hereof and will remain in full force and effect through the Closing Date. Seller has received no notices of any Material default or demands to cure from any applicable insurer in respect of Seller's Insurance.

             6.3.13 Real Estate Taxes. Except as set forth on SCHEDULE 6.3.13 annexed hereto and made a part hereof, Seller has not commenced any proceedings which are pending for the reduction of the assessed valuation of the Real Property or any portion thereof, and other than the Permitted Encumbrances, to Seller's Knowledge, there are no special assessments affecting the Property. Nothing in this SECTION 6.3.13 or any other provision of this Agreement shall be construed to limit Seller's rights to initiate or prosecute after the Close of Escrow additional proceedings for property tax refunds for taxes relating to any relevant taxable period or periods prior to the taxable period during which the Proration Time occurs.

             6.3.14 [Intentionally Omitted]

             6.3.15 [Intentionally Omitted]

             6.3.16 District of Columbia Underground Storage Tank Disclosure Notice. In accordance with the requirements of the D.C. Underground Storage Tank Management Act of 1990 as amended by the District of Columbia Underground Storage Tank Management Act of 1990 Amendment Act of 1992 (D.C. Code 6-995.1 et seq.) (the "Act") and the D.C. Underground Storage Tank Regulations, 20 DCMR Chapters 55-68 (the "Regulations"), Seller hereby informs Buyer that Seller has knowledge of the past existence of one or more "underground storage tanks" in, under, or upon the Property as that term is defined in the Act and the Regulations. In accordance with the Regulations, Seller has executed the disclosure form attached as EXHIBIT 6.3.16. This disclosure notice was provided to Buyer prior to entering into this Agreement.

         6.4 Buyer's Review of Records and Plans.

             6.4.1 Access to Records and Plans; Specific Disclosures. Buyer acknowledges that prior to the Closing Date, Buyer has been provided with such access to the Records and

Plans and such other information relating to the Hotel as Buyer has deemed relevant. Buyer acknowledges that it (a) has been made aware of and given an opportunity to inquire into the Specific Disclosure Matters described herein;
(b) has been given access to the Property and the opportunity to conduct such inquiries and analyses as Buyer has deemed necessary or appropriate in order to evaluate the physical condition of the Property and any and all other matters concerning the current and future use, feasibility, or value, or any other matter or circumstance relevant to Buyer concerning the Property or its marketability; and (c) the Records and Plans and the other books and records of Seller with respect to the Hotel may not be complete.

             6.4.2 Limitation on Access to Records and Plans. Notwithstanding anything in this Agreement to the contrary, Buyer acknowledges and agrees that the Records and Plans or other information made available to or delivered to Buyer prior to, or at the Closing, shall not include any information which is privileged, confidential or proprietary to Seller or any of its constituent partners or affiliates, including without limitation, (i) Seller's internal financial analyses, any appraisals undertaken for Seller or other parties, income tax returns, financial statements, corporate or partnership governance records, investment advisory records, and other records concerning Seller's professional relationships, any Hotel Employee personnel files (prior to the Closing), or any other internal, proprietary, or confidential information, files, or records of Seller, (ii) the work papers, memoranda, analysis, correspondence, and similar materials prepared by or for Seller in connection with the negotiation and documentation of the transaction contemplated hereby or any other offer to purchase the Property received by Seller, and (iii) any documents or communications subject to the attorney/client privilege or attorney work product privilege. Buyer expressly agrees that its review of the Records and Plans, and any and all other information of any type or nature, whether oral or written, provided to Buyer by or on behalf of Seller and relating to the Property (collectively, the "PROPERTY INFORMATION") is for informational purposes only, and neither Seller nor any agent, advisor, officer, attorney, representative or other person acting or purporting to act on behalf of Seller has verified either the accuracy of the Property Information, or the adequacy of any method used to compile the Property Information or the qualifications of any person preparing the Property Information except that, in delivering or making available a copy of any document or papers to Buyer, Seller has delivered or made available copies of the originals of such documents or papers in Seller's possession or included in the Records and Files. Except as expressly set forth in this SECTION 6, neither Seller nor any agent, advisor, officer, attorney, representative or other person acting or purporting to act on behalf of Seller is making or giving any representation or warranty about, or assuming any responsibility for, the accuracy or completeness of the Property Information. Reliance by Buyer upon any Property Information shall not create or give rise to any liability of or against Seller or any agent, advisor, officer, attorney, representative or other person acting or purporting to act on behalf of Seller. Subject to Seller's express representations and warranties set forth herein, the consummation of the Closing shall constitute Buyer's unconditional approval of all aspects of the Property and Buyer's unconditional acknowledgment that Buyer has had the opportunity to request from Seller and review such documents and materials relating of the Property as Buyer deems appropriate. All copies of such documents delivered to Buyer shall be returned to Seller if the Closing fails to occur for any reason.

         6.5 PURCHASE AS IS. BUYER REPRESENTS, WARRANTS AND

COVENANTS TO SELLER THAT BUYER HAS INDEPENDENTLY AND PERSONALLY INSPECTED THE PROPERTY AND THE PROPERTY INFORMATION AND THAT BUYER HAS ENTERED INTO THIS AGREEMENT BASED UPON SUCH PERSONAL EXAMINATION AND INSPECTION. BUYER ACCEPTS THE PROPERTY, IN ITS CONDITION ON THE CLOSE OF ESCROW AS-IS AND WITH ALL ITS FAULTS, INCLUDING WITHOUT LIMITATION, ANY FAULTS AND CONDITIONS SPECIFICALLY REFERENCED IN THIS AGREEMENT. NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO:

             (A) THE VALUE OF THE PROPERTY;

             (B) THE INCOME TO BE DERIVED FROM THE PROPERTY;

             (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON;

             (D) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY;

             (E) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY;

             (F) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY;

             (G) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY;

             (H) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY;

             (I) THE COMPLIANCE OF THE PROPERTY WITH ANY ENVIRONMENTAL LAWS OR THE AMERICANS WITH DISABILITIES ACT;

             (J) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY;

             (K) THE CONTENT, COMPLETENESS OR ACCURACY OF ANY OF THE RECORDS AND PLANS OR OTHER INFORMATION PROVIDED BY SELLER TO BUYER WITH RESPECT TO THE PROPERTY;

             (L) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER;

             (M) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS;

             (N) DEFICIENCY OF ANY UNDER SHORING;

             (O) DEFICIENCY OF ANY DRAINAGE;

             (P) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY

BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE;

             (Q) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY;

             (R) WITH RESPECT TO ANY OTHER MATTER CONCERNING THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE TENANT LEASES, THE EQUIPMENT LEASES, ANY FIXTURES AND EQUIPMENT, THE LICENSES AND PERMITS, THE PERSONAL PROPERTY, THE SERVICE CONTRACTS, THE EMPLOYMENT CONTRACTS, ANY EMPLOYEE BENEFIT PLANS AND THE LIQUOR LICENSE) EXCEPT AS MAY BE OTHERWISE EXPRESSLY STATED HEREIN;

             (S) [INTENTIONALLY OMITTED]

             (T) ANY OF THE SPECIFIC DISCLOSURE MATTERS; OR

             (U) WITHOUT LIMITING THE OTHER DISCLAIMERS SET FORTH HEREIN BUT SUBJECT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT, THE ASSIGNMENTS AND CONVEYANCES OF THE PERSONAL PROPERTY AND THE MANAGEMENT AGREEMENT ARE WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER, INCLUDING, WITHOUT LIMITATION, (1) WARRANTIES AS TO THE VALIDITY, ENFORCEABILITY OR ASSIGNABILITY OF THE MANAGEMENT AGREEMENT, (2) WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (3) WARRANTIES RELATING TO THE DESIGN, CONDITION, QUALITY, WORKMANSHIP OR CAPACITY OF THE TANGIBLE PERSONAL PROPERTY, (4) REPRESENTATIONS OR WARRANTIES THAT THE TANGIBLE PERSONAL PROPERTY IS IN COMPLIANCE WITH ALL LAWS, STATUTES, ORDINANCES RULES, REGULATIONS, SPECIFICATIONS OR CONTRACTS PERTAINING THERETO,
(5) WARRANTIES AGAINST PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, AND (F) WARRANTIES AS TO THE VALIDITY, ENFORCEABILITY, OR COLLECTIBILITY OF ANY ITEM.

         6.6 Limitation on Representations and Warranties of Seller. In no event shall Buyer be entitled to seek recovery against Seller for an alleged breach of any representation or warranty by Seller if the information, transaction, or occurrence alleged to give rise to such breach was disclosed to, made available to or discovered by Buyer, whether in the course of its review of the Records and Plans or otherwise, prior to the Close of Escrow (the sole adjustment with respect to same being as set forth in SECTION 6.7 below). Without limiting the foregoing, each of the representations and warranties by Seller set forth herein shall be deemed to be qualified in their entirety by the Specific Disclosure Matters in addition to any other qualifications of such representations and warranties.

         6.7 Right to Supplement Disclosures. At any time prior to the Closing, Seller may add additional disclosures to the Specific Disclosure Matters and the Schedules referenced in this SECTION 6, and may make appropriate revisions thereto, provided, however, that any such revisions do not in the aggregate disclose any matter or matters which would reasonably be expected to have an impact upon the value of the Property in excess of the amount of the Deposit; and provided, further, that the receipt of any notice of termination under the Management Agreement shall not be deemed to create any diminution in value to the Property. In the event that Buyer or Seller discovers any matter or matters which would be expected to exceed the Threshold Amount, then, in such event, the provisions of SECTION 7.1.1 shall apply.

         6.8 Basket. In no event will Seller be liable to Buyer for any breach of a representation or warranty hereunder unless and to the extent the Loss actually and directly incurred by Buyer as results of such breach together with the Loss actually and directly incurred by Buyer as results of any other breach(s) in the aggregate exceed the Threshold Amount, provided, that in no event shall Seller have any liability to Buyer for any consequential damages arising from a breach by Seller of any representation or warranty unless such breach results from the intentional concealment by Seller.

         6.9 Survival. The Trust, the Corporation and Seller each hereby covenants and agrees with the other that the representations and warranties of the Trust, the Corporation and Seller (as the case may be) set forth in SECTIONS
6.1.1 through 6.1.3, inclusive, SECTION 6.2.1 through SECTION 6.2.3, inclusive and SECTION 6.3.1 and SECTION 6.3.2 shall survive the Close of Escrow without limitation as to duration. The remaining warranties and representations set forth in SECTION 6 shall survive the Close of Escrow until the date which is one
(1) year following the Closing Date, at which time such representations and warranties shall expire unless prior to such time Buyer or Seller, as the case may be, have duly commenced an action in a court of competent jurisdiction, alleging a breach of such representation or warranty. Notwithstanding anything herein to the contrary, in no event shall either Buyer or Seller have any right to make a claim after the Closing with respect to any representation or warranty, the breach of which such party shall have discovered prior to the Closing, unless such party shall have notified the other party of such breach prior to the Close of Escrow. Nothing contained in this SECTION 6.9 shall limit the right of Seller to any remedy otherwise available under Federal or other applicable securities law.

         6.10 Soil Disclosure. In accordance with D.C. CodeSection45-508(b), Seller advises Buyer that the characteristics of the soil on the Property is Urban Land. For further information, Buyer can contact a soil testing laboratory, the D.C. Department of Consumer and Regulatory Affairs or the Soil Conservation Service (U.S.D.A.). The foregoing is given pursuant to District of Columbia statutory requirements and does not constitute a representation or warranty by Seller as to soil characteristics or conditions.


                                    SECTION 7
                           TITLE TO THE REAL PROPERTY:
                            EXTENSION OF THE CLOSING

         7.1 Buyer's Review of Title. Seller has caused to be delivered to Buyer and Buyer's Counsel a current preliminary title commitment for title insurance issued by the Title Company showing the condition of title to the Real Property (the "Preliminary Title Report") together with a copy of all documents evidencing or creating the exceptions to title referenced therein.

             7.1.1 Failure to Satisfy Certain Closing Conditions; Monetary Liens. On or prior to the Close of Escrow, Seller shall be obligated (i) to cause to be insured over or removed of record all Monetary Liens affecting the Property as of the date hereof; and (ii) to remove or to bond over any Monetary Lien arising after the issuance of the Preliminary Title Report which (a) was created by or with the consent of Seller, or (b) is in an amount less than the Deposit. In the event that any Monetary Lien not reflected on the Preliminary Title Report exceeds the Deposit and was not created by or with the consent of Seller or any other title defect or other matters arise which requires Seller to supplement its disclosure pursuant to SECTION 6.7 and which in the aggregate may create a diminution in value to the Property in excess of the Deposit, (i) the Deposit shall be refunded by Escrow Holder to Buyer on February 28, 1998 if the Closing does not occur by such date in accordance with the provisions hereof; (ii) the Scheduled Closing Date shall be extended and Seller shall use all reasonable efforts, to remove or bond over or otherwise cause the Title Company to omit such Monetary Lien as an exception from coverage under the Title Policy and/or remove or cure as applicable such other defect or condition as applicable; and (iii) Buyer shall be permitted to record the Memorandum of Contract in the real property records of the state and county in which the Real Property is located. In the event that the Scheduled Closing Date is so extended and Seller is able to remove or cure such Monetary Lien, remove or cure as applicable the title defect or other condition, the Close of Escrow shall occur as soon as practicable following such removal or cure with time being of the essence as to the performance of both Buyer's and Seller's obligations hereunder. THE PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES WILL NOT BE AN ADEQUATE REMEDY TO SELLER IF BUYER SHALL DEFAULT IN ITS OBLIGATION TO CLOSE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 7.1.1 AND CONSEQUENTLY THAT BUYER'S OBLIGATIONS UNDER THIS SECTION 7.1.1 SHALL BE SPECIFICALLY ENFORCEABLE AGAINST THE TRUST. IN CONSIDERATION FOR THE REFUND TO BUYER OF THE DEPOSIT PROVIDED FOR UNDER THIS SECTION 7.1.1, THE RIGHT OF BUYER TO RECORD THE MEMORANDUM OF CONTRACT PURSUANT TO THIS SECTION 7.1.1, SELLER'S AGREEMENT TO ENTER INTO THE INTERIM MANAGEMENT AGREEMENT PURSUANT TO THE PROVISIONS OF THIS
SECTION 17.20 (UNDER WHICH AGREEMENT THE VALUE OF THE HOTEL MAY BE AFFECTED BY THE PERFORMANCE BY THE MANAGER OF ITS RESPONSIBILITIES THEREUNDER) AND TO ENCUMBER THE PROPERTY WITH THIS AGREEMENT FOR A PERIOD OF UP TO FIVE (5) YEARS IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 7.1.1 AND IN LIGHT OF THE RISKS WHICH SELLER WILL BE ASSUMING AS A RESULT IN RELATION TO THE VALUE OF THE EQUITY PURCHASE PRICE TO BE DELIVERED IF AND WHEN THE CLOSING OCCURS HEREUNDER, THE PARTIES HAVE AGREED THAT THE PROVISIONS OF THIS SECTION 7.1.1 ARE SPECIFICALLY ENFORCEABLE AGAINST THE TRUST AS AND TO THE EXTENT PROVIDED IN THE PRECEDING SENTENCE. In the event that a Monetary Lien cannot be removed or cured or a title defect or other condition cannot be removed or cured as required hereunder to close within five (5) years of the date of this Agreement, this Agreement shall terminate and the parties hereto shall have no further obligations.

             7.1.2 [Intentionally Omitted]

         7.2 Title Insurance Policy. Buyer's title to the Real Property shall be insured at Closing by an ALTA extended coverage owner's policy or policies of title insurance in the amount of the Purchase Price (the "Title Policy") issued by the Title Company, insuring title to the Real Property vested in Buyer, subject only to the Permitted Encumbrances, together with such customary endorsements or affirmative insurance as may be reasonably requested by Buyer and purchased at Buyer's sole cost and expense.

         7.3 Title to Real Property. At the Close of Escrow, title to the Real Property will be conveyed to Buyer by Seller pursuant to the Deed, subject only to the matters of title respecting the Property shown on SCHEDULE 7.3 annexed hereto and, if the Closing is delayed pursuant to SECTION 7.1.1, any additional easements, covenants, conditions, restrictions or other matters entered into with the prior written consent of Buyer which consent shall not be unreasonably


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
withheld, delayed or conditioned (collectively, the "Permitted Encumbrances"); Buyer agrees to rely exclusively on the Title Policy for protection against any title defects except as set forth in SECTION 7.1.2. Buyer shall have no claim following the Closing against Seller on account of the Permitted Encumbrances. Buyer's agreement under this SECTION 7.1 shall survive the execution, delivery, and recordation of the Deed.


                                    SECTION 8
                               INTERIM ACTIVITIES

         During the period from the Execution Date through the Close of Escrow, Seller shall (subject to the provisions of the Interim Management Agreement if entered into in accordance with the provisions of this Agreement) cause the Property to be continued to be operated in ordinary course as a hotel consistent with current operating practices during the period since Manager has been manager of the Hotel. Buyer shall have the right to enter onto and inspect the Property, from and after the date hereof, through the Closing Date to inspect the Property and otherwise perform its due diligence provided such inspections are performed upon prior notice to Seller and so as not to interfere with the operation of the Property or to disclose the pendency of the transaction contemplated hereby. All fees and expenses of any kind relating to the inspection of the Property by Buyer will be paid for by Buyer. Buyer agrees to keep the Property free from any liens arising out of or in connection with Buyer's or its agents entry or the Property. Buyer shall at its sole cost and expense, clean up and repair the Property as reasonably necessary after Buyer's or its agents entry thereon. Buyer shall hold harmless, indemnify and defend Seller from all Losses relating to any action by Buyer, its Affiliates and/or agents at or on the Property prior to Closing. Any of Buyer's agents shall be bound by the provisions of SECTION 17.19.


                                    SECTION 9
                         CONDITIONS PRECEDENT TO CLOSING

         9.1 Conditions Precedent to Buyer's Obligations. The Close of Escrow and the obligation of Buyer to purchase the Property is subject to the satisfaction, not later than the Scheduled Closing Date, (subject to extensions as provided in Section 7.1) of the following conditions:

             9.1.1 Seller's Deliveries. Seller shall have delivered the items described in SECTION 4.2 and shall be prepared to deliver the items described in
SECTION 4.4;

             9.1.2 Title Policy. The Title Company shall be unconditionally prepared (subject only to payment of all necessary title insurance premiums and other charges) to issue to Buyer the Title Policy insuring Buyer's title to the Real Property subject only to the Permitted Encumbrances;

             9.1.3 Performance Under Related Agreements. All conditions precedent to the closing of the transactions contemplated by that certain Purchase and Sale Agreements with Joint Escrow Instructions (the "Related Agreement"), dated as of the date hereof, by and between N.Y. Overnight Partners, L.P. and Buyer, shall have been satisfied or waived and the Seller and Escrow Holder thereunder shall be ready, willing and able to perform thereunder, and there shall be no default of Seller under such agreement.

             9.1.4 [Intentionally Omitted]

             9.1.5 Seller Performance. Seller shall have performed in all material respects all of the obligations of Seller under this Agreement, to the extent required to be performed at or prior to the Close of Escrow.


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
             9.1.6 Representations and Warranties of Seller. The Seller's representations and warranties set forth in SECTION 6.3 shall be true, correct and complete, as of the Close of Escrow subject to modification thereof to the extent permitted under SECTION 6.7 and subject further to the applicable provisions of SECTION 7.1.1.

         The conditions set forth in this SECTION 9.1 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any such condition. Any such waiver or waivers shall be in writing and shall be delivered to Seller and Escrow Holder.

         9.2 Conditions Precedent to Seller's Obligations. The Close of Escrow and Seller's obligation with respect to the transactions contemplated by this Agreement are subject to the satisfaction, not later than the Scheduled Closing Date, of the following conditions:

             9.2.1 Funds and Documents. Buyer shall have delivered to Escrow Holder, prior to the Closing Date, for disbursement as directed by Seller, the Paired Shares and all cash or other immediately available funds due from Buyer in accordance with SECTION 4 of this Agreement and the documents described in
SECTION 4.3;

             9.2.2 Representations and Warranties of Buyer. The Trust's representations and warranties set forth in SECTION 6.1 and the Corporation's representations and warranties set forth in SECTION 6.2 shall be true, correct and complete, as of the Close of Escrow;

             9.2.3 No Material Changes. There shall have been no casualty or condemnation for which Buyer has elected to terminate this Agreement pursuant to
SECTION 12 or SECTION 13 of this Agreement;

             9.2.4 [Intentionally Omitted]

             9.2.5 Performance Under Related Agreements. All conditions precedent to the closing of the transactions contemplated by the Related Agreement shall have been satisfied or waived and the Buyer and Escrow Holder thereunder shall be ready, willing and able to perform thereunder and there shall be no default of Buyer under such agreement.

         The conditions set forth in this SECTION 9.2 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any such condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder.

         9.3 Failure of Condition. Except as otherwise provided in this Agreement, if the Escrow fails to close on the Outside Closing Date for any reason whatsoever, including, without limitation, a failure of a condition precedent set forth in this SECTION 9, either Buyer or Seller, if not then in default under this Agreement, may terminate the Escrow and this Agreement upon notice to the other; and, thereupon:

             9.3.1 This Agreement and the Escrow shall terminate;

             9.3.2 The costs of the Escrow through the Scheduled Closing Date shall be governed by SECTION 4.8;

             9.3.3 All monies paid into the Escrow and all documents deposited in the Escrow shall be returned to the party paying or depositing the same together with interest earned thereon; and

             9.3.4 Each party shall be released from all obligations under this Agreement except for the obligations that are expressly stated to survive the termination of this Agreement.


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
                                   SECTION 10
                                     BROKER

         Buyer and Seller each represent and warrant to the other that it has not dealt with any broker, finder or other middleman in connection with this Agreement, or the transactions contemplated hereby and that no broker, finder, middleman or other person has claimed, or has the right to claim a commission, finder's fee or other brokerage fee in connection with this Agreement or the transactions contemplated hereby. Each party shall indemnify, protect, defend and hold the other party harmless from and against any costs, claims or expenses (including actual attorneys' fees and expenses), arising out of the breach by the indemnifying party of any of its representations, warranties or agreements contained in this SECTION 10. The representations and obligations under this
SECTION 10 shall survive the Close of Escrow, or, if the Close of Escrow does not occur, the termination of this Agreement.


                                   SECTION 11
                          REMEDIES FOR SELLER'S DEFAULT

         11.1 Buyer's Remedies in General. If Buyer shall discover prior to the Close of Escrow any default in any of Seller's obligations under this Agreement (a "Seller Default"), Buyer shall notify Seller thereof, and Seller shall have a reasonable period of time (not in excess of thirty (30) days) unless extended by Buyer in its sole discretion in which to cure such default, in which case the Scheduled Closing Date shall be extended during the continuation of such cure period. If there shall be any Seller Default discovered by Buyer prior to the Close of Escrow and not cured by the Scheduled Closing Date, then Buyer's sole right and remedy other than with respect to a breach of a representation and warranty which shall be subject to the provisions of SECTION 6.7, shall be to compel specific performance of this Agreement; provided, however, that Buyer shall only be entitled to compel specific performance of this Agreement if, as of the time of Seller's default, Buyer shall (a) not be in default hereunder,
(b) shall be ready, willing and able to perform its obligations hereunder, and
(c) shall have waived all contingencies to closing other than those relating to Seller's default.

         11.2 MATERIAL INDUCEMENT. BUYER SPECIFICALLY ACKNOWLEDGES THAT THE LIMITATIONS ON DAMAGES AND SURVIVAL AND OTHER REMEDIES WHICH BUYER MAY RECOVER FROM AND ENFORCE AGAINST SELLER UNDER THIS AGREEMENT ARE A SPECIFIC AND MATERIAL INDUCEMENT TO SELLER TO ENTER INTO THIS TRANSACTION.


                                   SECTION 12
                    DAMAGE TO OR DESTRUCTION OF THE PROPERTY

         12.1 Insured Casualty.

              12.1.1 If, prior to the Close of Escrow, the Property is damaged or destroyed, whether by fire or other insured casualty, Seller shall promptly notify Buyer of such damage or destruction and of the good-faith estimate of a reputable licensed contractor selected by Seller and reasonably approved by Buyer of the cost to repair the damage and Seller's good-faith belief that such casualty is insured (the "Insured Casualty Notice"). If the Insured Casualty Notice indicates that such casualty is a Material Casualty, Buyer may elect to be released from its obligations hereunder (including its obligation to purchase the Property) by delivering to Seller written notice of Buyer's intent to do so within ten (10) days after the date Buyer receives the Insured Casualty Notice. In such event, the Deposit together with all interest accrued thereon shall be promptly returned to Buyer.

              12.1.2 If the casualty is insured, and (i) it is not a Material Casualty, or (ii) it is a Material Casualty, but Buyer elects not to terminate this Agreement in accordance with this


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
SECTION 12.1, then the Escrow and this Agreement shall remain in full force and effect, the Closing shall occur on or before the Outside Closing Date, and Seller shall assign to Buyer, as a condition precedent to the Close of Escrow, all of Seller's right, title and interest in and to any of the casualty insurance proceeds or claims therefor with respect to such damage or destruction, together with any and all rental loss or business interruption insurance of Seller, if any, payable with respect to the Property for any period after the Proration Time and any and all claims against other persons for such damage or destruction. Additionally, if the Escrow and this Agreement remain in full force and effect, Seller shall pay to Buyer, by way of a reduction in the Cash Portion of the Closing Payment, an amount equal to the deductible under the casualty insurance. Within twelve (12) months following the Close of Escrow, Buyer shall upon thirty (30) days written notice by Seller, present reasonably satisfactory evidence to Seller that Buyer applied the proceeds of such insurance to the Property. If Buyer fails to present such evidence or such evidence is not reasonably satisfactory to Seller, Buyer shall promptly, but in any event within thirty (30) days of demand therefor from Seller, pay to Seller the proceeds of the casualty insurance assigned by Seller to Buyer as provided herein, together with an amount equal to the deductible under such insurance for which Buyer received a credit to the Purchase Price.

         12.2 Uninsured Casualty.

              12.2.1 If, prior to the Close of Escrow, all or any portion of the property is damaged or destroyed by an uninsured casualty (including, without limitation, a casualty as to which coverage has been disclaimed by Seller's insurers), Seller shall promptly notify Buyer of such damage or destruction and of the Seller's reasonable estimate of the cost to Seller to repair the same of a reputable licensed contractor selected by Seller and reasonably approved by Buyer (the "Uninsured Estimate to Repair") and Seller's reasonable belief that such casualty is uninsured (the "Uninsured Casualty Notice").

              12.2.2 If such Uninsured Estimate to Repair indicates the occurrence of a Material Casualty, either Seller or Buyer may elect to terminate this Agreement by giving to the other party written notice of its intent to do so within ten (10) days after the Seller delivers the Uninsured Casualty Notice to Buyer. If this Agreement is terminated pursuant to this SECTION 12.2.2, the Deposit together with interest accrued thereon shall be promptly returned to Buyer.

              12.2.3 If the casualty is uninsured, and (i) it is not a Material Casualty, or (ii) it is a Material Casualty and Buyer and Seller have not elected to terminate this Agreement in accordance with SECTION 12.2.2, then the Escrow and this Agreement shall remain in full force and effect, the Closing shall occur on or before the Outside Closing Date, and Buyer shall be entitled to a reduction in the Purchase Price in an amount equal to the Uninsured Estimate to Repair.

              12.2.4 If and to the extent that the Purchase Price is adjusted pursuant to this SECTION 12.2 as a result of a disclaimer of coverage by Seller's insurers, Buyer shall not be entitled to insurance proceeds due under Seller's policies, or to be assigned any claim under or with respect to Seller's policies, and Seller shall retain all rights thereunder or with respect thereto and to proceeds therefrom, it being the intent of this SECTION 12 that there be no double recovery by, or double compensation of, Buyer for the casualty.


                                   SECTION 13
                                  CONDEMNATION

         If, prior to the Close of Escrow, a Material Taking has occurred or is pending, Seller shall immediately notify Buyer of such fact. In such event, Buyer may elect upon written notice


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
to Seller given not later than fifteen (15) days after receipt of Seller's notice to terminate this Agreement. If Buyer does not exercise option which Buyer may have pursuant to this SECTION 13 to terminate this Agreement, or if any such taking is not a Material Taking, then neither party shall have the right to terminate this Agreement, but Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, all awards for the taking of any of the Real Property by eminent domain which accrue to Seller (other than those relating to loss of use prior to the Closing), and the parties shall proceed to the Close of Escrow pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price.


                                   SECTION 14
                                    EMPLOYEES

         14.1 Hiring of Hotel Employees; WARN Act Compliance. Buyer agrees to make an offer of employment to all existing Hotel Employees as of the Close of Escrow, on terms and conditions generally comparable to their existing terms and conditions of employment (to the extent such terms and conditions have been disclosed by Seller and/or its agents to Buyer) and to make all reasonable efforts to retain such employees for a reasonable period of time. Without limiting the foregoing, Buyer shall offer to maintain without loss of employment (as defined in the WARN Act) the employment at the Property (other than upon good cause for termination) of such number of Hotel Employees and on such terms and conditions as shall not result in, and only to the extent necessary to prevent, a plant closing or mass layoff as defined in the WARN Act. Buyer (i) shall also cause each of the health and medical benefit plans maintained for Hotel Employees to waive any preexisting condition in connection with employment at the Property that was not excluded under the applicable program as of the Closing Date, (ii) shall also cause each of such benefit plans to take into account any deductibles or coinsurance amounts incurred by each Hotel Employee for the year in which the Closing Date occurs and (iii) shall also cause each of the health and medical benefit plans to deem each Hotel Employee to be eligible for participation in such plan as of the Close of Escrow. In the event that Buyer fails to comply with any of the foregoing covenants, Buyer agrees that Buyer shall be solely responsible for the payment of any and all costs, charges, penalties, compensation, severance pay, benefits and liabilities, arising under the WARN Act, and any other applicable law, rule or regulation on account thereof, and Buyer agrees to indemnify, defend and hold Seller and the Employer Corporation and their directors, officers, agents, affiliates, principals, partners, shareholders representatives and controlling persons harmless from and against any and all claims, causes of action, judgments, damages, penalties and liabilities asserted under the WARN Act or any other applicable law, rule or regulation, whether against Buyer or Seller, the Employer Corporation or any other such indemnified party and whether based on employment of any of the Hotel Employees prior to or following the Closing, arising from Buyer's failure to comply with the foregoing covenants (collectively, "Termination Charges"). Following the Closing, if Buyer desires to terminate the employment of any Hotel Employees other than for cause, Buyer shall be solely responsible for complying with all applicable provisions of the WARN Act and all other applicable laws, rules and regulations with respect to such termination, including without limitation, the payment of all costs and termination payments owing under the WARN Act and all other applicable laws, rules and regulations to any of such employees. Buyer shall assume all obligations under the Employment Agreement for the Director of Finance attributable to the period from and after the Closing Date (it being agreed that the


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
Director of Finance may resign thereunder at any time without penalty).

         14.2 Collective Bargaining Agreements. Without limiting the provisions of SECTION 14.1, immediately upon the Close of Escrow, without the necessity of further action by Buyer, Buyer shall assume each collective bargaining agreement or other labor union contracts identified on SCHEDULE 14.2 (the "Collective Bargaining Agreements"). Buyer further agrees to indemnify Seller and the Employer Corporation and their directors, officers, employees, agents, affiliates, principals, partners, shareholders, representatives and controlling persons for any and all liability to the bargaining agents or Hotel Employees, resulting from the failure of Buyer to comply with the terms and conditions of any of the Collective Bargaining Agreements with respect to periods beginning after the Close of Escrow.

         14.3 Continuation of Benefits.

              14.3.1 (i) Except as provided in SECTION 14.3.2, on and after the Closing Date, Seller (or any insurer at Seller's cost) shall continue to process and pay (or cause applicable insurers and third party administrators, including ITT Sheraton, to process and pay) in an expeditious manner and with respect to all covered Hotel Employees (and, to the extent applicable, their covered spouses, dependents and beneficiaries) all claims under the Employment Agreements that provide health and medical, or other welfare, benefits submitted for covered expenses with respect to occurrences commencing on or prior to the Closing Date, including, but not limited to: (A) covered hospital benefits for any confinements; (B) covered life and survivor income benefits, if any, for deaths which occur on or prior to the Closing Date; (C) workers' compensation benefits for disabilities resulting from a work-related accident which occurred on or prior to the Closing Date; (D) all covered benefits that are being, or that may be, paid to, or with respect to, any of such individuals who are on short or long term disability, or medical, personal or other leaves of absence as of the Closing Date; (E) covered benefits under any "spending account," or similar arrangement, under any "cafeteria plan" (as defined under Section 125 of the Internal Code) with respect to salary reduction elections made prior to the Closing Date; and (F) covered benefits under all other such Employment Agreements which accrue on or before the Closing Date; but, only in each instance, to the extent that Buyer shall not have received a credit against the Purchase Price on account of such item.

         (ii) [Intentionally Omitted]

              14.3.2 Buyer (or any plan maintained by Buyer) will provide continued health and medical coverage as required under Section 4980B of the Code, Part 6 of Title I of ERISA or any other applicable federal, state or local law or ordinance to all current and former Hotel Employees (and their spouses, dependents and beneficiaries) with respect to whom a "qualifying event" (as such term is defined under Sections 4980B(f)(3) of the Code or 603 of ERISA) or other triggering event described under the applicable federal, state or local laws or ordinances occurred on or before the Closing Date.

              14.3.3 Buyer shall maintain supplies of claims forms necessary for Hotel Employees to make claims under Employment Agreements that provide health, medical or other welfare benefits with respect to occurrences commencing on or prior to the Closing Date, and shall furnish such forms to the Hotel Employees when needed and otherwise assist the Hotel Employees in presenting such claims.

         14.4 Buyer and Seller intend by this Agreement to comply with Section 4204 of ERISA, so as to prevent Seller from incurring at the Closing Date a complete or partial withdrawal in respect of any employee benefit plans, if any, in which the Hotel Employees currently participate that are "multiemployer plans," as defined in Section 4001(a)(3) of ERISA (and which have been disclosed to Buyer on the Schedule of Employment Agreements), determined as if Buyer is the "buyer" referred to in such Section 4204. Accordingly, with respect to such multiemployer plans, Buyer agrees as follows:

              (A) For the first plan year of each such multiemployer plan commencing after the Close of Escrow, and for each of the succeeding four plan years for each such plan, Buyer shall assume the obligation to contribute to each such plan with respect to operations conducted with business assets acquired from Seller for substantially the same number of contribution base units (as defined in Section 4001(a)(11) of ERISA) for which Seller had an obligation to contribute to such plan.

              (B) Prior to each such multiemployer plan's first plan year beginning after the Close of Escrow, Buyer shall apply to such plan for a variance from the requirement of Section 4204(a)(1)(b) of ERISA, that a bond be obtained or an amount be held in escrow as provided in said Section. In the event any such plan determines that the request does not qualify for a variance on it, Buyer shall obtain any required bond or establish any required escrow within thirty (30) days after the date on which it receives notice of the plan's decision, and shall maintain such bond or escrow until the earliest of: (i) the date a variance is obtained from the plan; (ii) the date a variance or exemption is obtained from the Pension Benefit Guaranty Corporation; or (iii) the last day of the fifth (5th) plan year commencing after the Close of Escrow; which bond or escrow shall be paid to such plan if Buyer withdraws therefrom or fails to make a contribution to such plan when due, at any time during the first (1st) five
(5) plan years of such plan beginning after the Closing Date. In order to comply with subsection (a)(1)(C) of such Section 4204, if Buyer withdraws in a complete withdrawal or a partial withdrawal from any multiemployer plan with respect to which Buyer has assumed an obligation to contribute pursuant to this Agreement and such withdrawal or partial withdrawal occurs during the five (5) plan years commencing with the first (1st) plan year beginning after the date of the Close of Escrow, Seller shall be secondarily liable for any withdrawal liability it would have had to such multiemployer plan on the date of the Close of Escrow under Title IV of ERISA. Buyer agrees to provide Seller with reasonable advance notice of its anticipated failure to pay any withdrawal liability and to furnish Seller promptly with a copy of any notice of withdrawal liability it may receive with respect to such plans.

         14.5 Indemnification. Buyer and Seller (as applicable, the "Indemnitor") agrees to indemnify, defend, protect and hold the other and, the Employer Corporation in the case of Seller, and their directors, officers, agents, affiliates, principals, partners, shareholders, representatives and controlling persons (as applicable, the "Indemnitee") harmless from and against any and all claims, damages, liabilities, losses, and expenses, (including attorneys' fees and costs) paid, suffered or incurred by the Indemnitee, arising out of or related to Indemnitor's failure to comply with any of the covenants, obligations, or duties contained in SECTION 14.

         14.6 Survival. The provisions of this SECTION 14 shall survive the Close of Escrow.


                                   SECTION 15
                                   COOPERATION

         15.1 Seller has advised Buyer that it may be necessary after the Close of Escrow for Seller (or its representatives) to audit the Records and Plans with respect to the period prior to the Closing Date. In addition, Seller may require access to the such Books and Records in connection with any litigation by or against Seller and its Affiliates with respect to the Property, any tax audit, examination or challenge or similar proceeding, or any calculation of sums payable under SECTION 5. Accordingly, Buyer hereby: (i) agrees to retain the Records and Plans with respect to the period prior to the Closing Date at the Property for a period of seven (7) years after the Close of Escrow or such additional period as may reasonably be requested by Seller; (ii) grants Seller, its Affiliates and their respective representatives access to the such Records and Plans and the Property after the Close of Escrow, at reasonable times and upon reasonable prior notice, for such purposes; (iii) subject to the rights of guests in guest rooms, tenants under tenant leases, grants Seller, its Affiliates, and their respective representatives access to the Property after the Close of Escrow for the purpose of conducting such inspections and/or testing (including destructive testing) of the Property as may be necessary or advisable in connection with any litigation and other proceedings to which Seller is a party (provided that Seller shall give Buyer prior notice of the scope of such inspections and testing) which shall be scheduled for such periods as shall be reasonably agreeable to the parties;

              15.1.1 All inspections fees, appraisal fees, engineering fees and other expenses of any kind relating to the inspection of the Property by Seller or Seller's Affiliate will paid for by Seller and/or Seller's Affiliate.

              15.1.2 Prior to Seller or Seller's Affiliate's entry on the Property for the purpose of conducting inspections and/or tests, Seller or Seller's Affiliate shall provide Buyer with certificates of insurance from Seller's agents from an insurance carrier and for such risks and policy limits as Seller shall reasonably approve.

              15.1.3 Seller agrees to keep the Property free from any liens arising out of or in connection with such testing and inspection.

              15.1.4 Seller, shall, at its sole cost and expense, clean up and repair the Property as reasonably necessary, after Seller's or Seller's agents, entry thereon.

              15.1.5 Seller shall hold harmless, indemnify and defend Buyer for all losses relating to any action by Seller, its Affiliates and/or agents at or on the Property after the Closing; [and]

              15.1.6 Buyer agrees to cooperate with Seller, its Affiliates and their respective representatives in connection with any such litigation or proceedings with respect to the Property, any such tax audit, examination or challenge or similar proceeding, or any such calculation of sums payable under
SECTION 5, said cooperation to be at no material cost or expense to Buyer; and

              15.2 Seller shall cooperate with Buyer in connection with the assignment of all transferable Licenses and Permits to Buyer and the application for and procurement of replacements of any non-transferable Licenses and Permits.


                                   SECTION 16
                                     NOTICES

         16.1 Addresses. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be made in writing and shall be (a) sent via a nationally recognized overnight courier service fully prepaid, (b) deposited in the United States by mail, registered or certified, return receipt requested, postage prepaid, or (c) sent via telefacsimile, provided that the original of such notice, demand or request shall also be sent via one of the methods described in (a) and (b) above, in each case to the addressees (and individuals) set forth below:

                     As to Seller:

                              D.C. Overnight Partners, L.P.
                              c/o Al Anwa USA International
                              1925 Century Park East
                              Suite 1900
                              Los Angeles, CA 90067
                              Attn:  General Counsel
                              Telefacsimile:  (310) 229-2939

                     With a copy to Seller's Additional Addressees:

                              Gordon Eng, Esq.
                              19191 S. Vermont Avenue
                              Suite 420
                              Torrance, CA 90502
                              Telefacsimile:  (310) 207-1006

                              Morrison & Foerster LLP
                              555 West Fifth Street, Suite 3500
                              Los Angeles, CA  90013-1024
                              Attn:  Thomas R. Fileti, Esq.
                              Telefacsimile:  (213) 892-5454


                     As to Buyer:


                              Starwood Lodging Corporation
                              Starwood Lodging Trust
                              2231 E. Camelback Road
                              Suite 400
                              Phoenix, AZ 85016
                              Attn:  Steven R. Goldman
                              Telefacsimile:  (602) 852-0115


                     With a copy to Buyer's Additional Addressee:

                              Greenberg Traurig Hoffman Lipoff Rosen & Quentel 153 East 53rd Street
                              New York, NY 10022
                              Attn:  Andrew E. Zobler, Esq.
                              Telefacsimile:  (212) 223-7161


                     As to Escrow Holder:

                              Chicago Title Insurance Company
                              700 South Flower Street, Suite 900
                              Los Angeles, CA 90017
                              Attn:  Maggie Watson
                              Telefacsimile:  (213) 488-4388

         16.2 Receipt of Notices. Any notice, demand or request that shall be delivered to

Buyer and its Additional Addressee in the manner aforesaid shall be deemed sufficiently given to and received by Buyer for all purposes hereunder, and any notice, demand or request that shall be delivered to Seller and its Additional Addresses in the manner aforesaid shall be deemed sufficiently given to and received by Seller for all purposes hereunder (i) the next business day following the day such notice, demand or request is delivered by a nationally recognized overnight courier service fully prepaid, to such party and its Additional Addressee, (ii) if sent via registered or certified mail, at the time of receipt by such party and its Additional Addressee, or (iii) if sent via telefacsimile, as of the date and time stated upon confirmation reports generated by the sending party's telefacsimile machine confirming the delivery of such notice, demand or request to such party and its Additional Addressee.

         16.3 Refusal of Delivery. The inability to deliver any notice, demand or request because the individual to whom it is properly addressed in accordance with this SECTION 16 refused delivery thereof or no longer can be located at that address shall constitute delivery thereof to such individual.

         16.4 Change of Address. Each party shall have the right from time to time to designate by written notice to the other parties hereto such other person or persons and such other place or places as said party may desire written notices to be delivered or sent in accordance herewith.


                                   SECTION 17
                               GENERAL PROVISIONS

         17.1 Amendment. Except as provided in SECTION 4.1, no provision of this Agreement or of any documents or instrument entered into, given or made pursuant to this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

         17.2 Time of Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence.

         17.3 Entire Agreement. This Agreement and other documents delivered at Closing, set forth the entire agreement and understanding of the parties in respect of the transactions contemplated by this Agreement, and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof. No representation, promise, inducement or statement of intention has been made by Seller or Buyer which is not embodied in this Agreement, or in the attached Exhibits or the written certificates, schedules or instruments of assignment or conveyance delivered pursuant to this Agreement, and neither Buyer nor Seller shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not therein so set forth.

         17.4 No Waiver. No failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder shall constitute a waiver of any party's right to demand strict compliance with the terms of this Agreement.

         17.5 Counterparts. This Agreement, any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages.

         17.6 Costs and Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby or thereby (including, without limitation, the enforcement of any obligation to indemnify, defend or hold harmless provided for herein or therein), or because of an alleged dispute, default, or misrepresentation in connection with any of the provisions of this Agreement or of such document or instrument, or if Escrow Holder commences any action with respect to the Escrow(s), the successful or prevailing party shall be entitled to recover actual attorneys' fees, charges and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

         17.7 Payments; Interests. Except as otherwise provided herein, payment of all amounts required by the terms of this Agreement shall be made in the United States and in immediately available funds of the United States of America which, at the time of payment, is accepted for the payment of all public and private obligations and debts. Unless the parties otherwise agree, payments shall be made through the Escrow Holder. If any payment due under this Agreement is not paid when due, it shall thereafter bear interest at a variable rate equal to the rate announced from time to time by Citibank, N.A. as its prime or reference rate, plus five percent (5%) per annum, but in no event more than the maximum rate, if any, allowed by law to be charged by the party receiving the interest on such type of indebtedness.

         17.8 Transfer By Buyer. Buyer shall not have the right to assign this Agreement, but shall be permitted to designate an Affiliate or Affiliates to take title to the Property. In the event that Buyer elects to so designate any Affiliate or Affiliates to take title to the Property hereunder, (i) Buyer shall upon close of Escrow be released of all obligations hereunder other than pursuant to SECTION 6, SECTION 7.1, SECTION 10, SECTION 17.18, SECTION 17.19 and
SECTION 17.20 or arising prior to the Close of Escrow, (ii) such Affiliate or Affiliates shall assume all of Buyer's obligations hereunder; and (iii) such Affiliate of Affiliates shall represent and warrant to Seller that such entities are duly organized and validly existing and otherwise as to the matters covered in SECTION 6.1.1 and SECTION 6.1.2 as applicable.

         17.9 Parties in Interest. Subject to SECTION 17.8, the rights and obligations of the parties hereto shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and the legal representatives of their respective estates. Nothing in this Agreement is intended to confer any right or remedy under this Agreement on any person other than the parties to this Agreement and their respective successors and permitted assigns, or to relieve or discharge the obligation or liability of any person to any party to this Agreement or to give any person any right of subrogation or action over or against any party to this Agreement.

         17.10 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state in which the Real Property is located without giving effect to the conflict-of-law rules and principles of that state.

         17.11 Incorporation of Recitals and Exhibits. The Recitals and Exhibits attached to this Agreement are incorporated into and made a part of this Agreement.

         17.12 Construction of Agreement. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Headings at the beginning of sections of this Agreement are solely for the convenience of the parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa. As used in this Agreement, the term "Seller" shall include the respective permitted successors and assigns of Seller, and the term "Buyer" shall include the permitted successors and assigns of Buyer, if any.

         17.13 Severability. If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and sections hereof will nevertheless remain effective and be in force to the fullest extent permitted by law.

         17.14 Announcements. Seller and Buyer shall consult with each other and provide each other One (1) Business Day prior notice with regard to all press releases and other announcements issued at or prior to the Close of Escrow and during the one year period thereafter concerning the existence of this Agreement or the sale of the Property and, except as permitted under SECTION 17.19, neither Seller nor Buyer shall issue any such press release or other such publicity prior to the Close of Escrow without the prior written consent of the other party, which consent may be withheld in such other party's sole and absolute discretion. Buyer will not issue any public announcement with respect to Seller (other than to describe the transaction contemplated hereby to the extent permitted hereunder) without the prior written consent of Seller which may be withheld in its sole and absolute discretion. The agreements of the parties in this SECTION 17.14 shall survive the Close of Escrow or any termination of this Agreement.

         17.15 Submission of Agreement. The submission of this Agreement to Buyer or its broker, agent or attorney for review or signature does not constitute an offer to sell the Property to Buyer or the granting of an option or other rights with respect to the Property to Buyer. No agreement with respect to the purchase and sale of the Property shall exist, and this writing shall have no binding force or effect, until this Agreement shall have been executed and delivered by Buyer and by Seller and Buyer shall have deposited the Deposit with Escrow Holder.

         17.16 Further Assurances. Buyer and Seller agree to execute such instructions to the Escrow Holder and such other instruments and take such further actions either before or after the Close of Escrow as may be reasonably necessary to carry out the provisions of this Agreement provided that no material additional cost or liability shall be created thereby.

         17.17 Cooperation. Buyer and Seller shall cooperate with the other to carry out the purpose of this Agreement (provided, such cooperation shall not require either party to expend any sum not otherwise required pursuant to the other provisions of this Agreement). This SECTION 17.17 shall survive the Close of Escrow.

         17.18 Moratorium on Re-Sale. Buyer covenants and agrees that it will not sell the Property to Marriott International, Inc., Host Marriott, the Ritz Carlton Hotel Company, L.L.C. or any of their respective affiliates, successors and assigns, or any other party that Buyer reasonably believes will sell, and/or operate the Property pursuant to a franchise or operating agreement with any of the above-described entities, (collectively, "Excluded Parties") during the period (the "Transfer Restriction Period") commencing upon the Close of Escrow and expiring upon the later of (a) five (5) years following the Close of Escrow and (b) settlement of or the final non-appealable judgment is issued in connection with the existing litigation between Seller and the Ritz Carlton Hotel Company, LLC and their respective affiliates and shall cause any permitted purchaser of the Property during the Transfer Restriction Period to covenant and agree not to sell the Property to any Excluded Party for the balance of the Transfer Restriction Period. The provisions of this SECTION 17.18 shall be specifically enforceable. Buyer hereby waives any requirement for Seller to post a bond in order to seek or obtain any temporary restraining order or other injunctive relief pursuant to this SECTION
17.18. The parties acknowledge and agree that the provisions of this Section
17.18 form a material part of the consideration to Seller for entering into this Agreement. The parties agree that these provisions are reasonable in light of Seller's ongoing litigation with Ritz Carlton Hotel Company and its affiliates.

         17.19 Confidentiality. Buyer shall hold as confidential all information concerning the transaction contemplated by this Agreement, Seller and the Property disclosed in connection with this transaction and Buyer shall not, prior to the Close of Escrow, release any such information relating to the transaction, Seller or the Property to any governmental agencies or third parties without Seller's prior written consent except as may be required by law and in such case subject to the provisions of SECTION 17.14. Seller hereby gives its consent to Buyer's disclosure of information relating to the transaction contemplated hereby to Buyer's Counsel and other consultants, in each instance to the extent reasonably necessary to verify information given to Buyer by Seller or otherwise to carry out the purposes of this Agreement and provided in each instance, such consultants agree in writing to be bound by the confidentiality provisions of this SECTION 17.19. If the Close of Escrow shall fail to occur for any reason, neither party shall issue any press release, publicity or other public announcement of the subject matter of this Agreement, or to make any other disclosure concerning the subject matter of this Agreement (except as may be required by law and in such case subject to the provisions of SECTION 17.14.), without the prior written consent of the other party, which consent may be withheld in such other party's sole and absolute discretion. The agreements of the parties in this SECTION 17.19 shall survive any termination of this Agreement.

         17.20 Interim Management Agreement. Seller shall provide Manager with a notice of termination of the Management Agreement on January 2, 1998 or as soon thereafter as Seller shall have obtained any required lender consent thereto. Seller shall, on or prior to January 2, 1998, seek any required lender consents and use all reasonable commercial efforts to obtain the same as promptly as possible. Buyer and Seller shall enter into a management agreement with respect to the Property in the form attached as EXHIBIT 17.20 hereto (the "Interim Management Agreement") which shall be effective (and the Interim Management Agreement shall be dated as of such effective date) on the earlier of (a) thirty days from the date of the delivery to Manager of such termination notice, and
(b) the effective date of a written waiver of Manager of the notice of termination required under the Management Agreement. Buyer shall advance any fee payable to Manager under the Management Agreement on account of the termination thereof up to $127,132.00. Buyer shall be deemed to have waived delivery of all items under SECTIONS 4.2.1.15, 4.2.1.16, 4.2.1.17 and 4.2.1.19 in the event the Management Agreement is terminated in accordance with the provisions of this
SECTION 17.20 prior to the Closing Date.

         17.21 Starwood Lodging Trust. The parties hereto understand and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its trustees (as trustees but not personally) under the Trust's Declaration of Trust, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and that the Trustees, officers, agents and security holders of the Trust assume no personal liability for


44
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obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


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
         IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed as of the day and year first above written.

                              "Seller"

                              D.C. OVERNIGHT PARTNERS, L.P.,
                              a District of Columbia limited partnership

                              By: D.C. OVERNIGHT, INC. a District of Columbia
                                  corporation, its sole General Partner

                                  By: /s/ T. Ayoubi
                                      ----------------------
                                  Name:  Tarek Ayoubi
                                  Its:  President

                              "Buyer"

                              STARWOOD LODGING TRUST,
                              a Maryland real estate investment trust


                              By: /s/ Steven R. Goldman
                                      ----------------------
                              Name:  Steven G. Goldman
                              Title:    Senior Vice President

                              STARWOOD LODGING CORPORATION,
                              a Maryland corporation


                              By: /s/ Michael C. Mueller
                                      ----------------------
                              Name:  Michael C. Mueller
                              Title:    Vice President

                              "Escrow Agent"

                              CHICAGO TITLE INSURANCE COMPANY,
                              a Missouri corporation


                              By: /s/ Maggie G. Watson*
                                      ----------------------
                              Name: Maggie G. Watson
                              Title: Authorized Signatory

                              *Subject to receiving mutual instructions in the event Paragraph #3.5 becomes operative



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
                                TABLE OF CONTENTS




SECTION 1 - DEFINITIONS                                                        1

  1.1 Defined Terms                                                            1
  1.2 Other Definitional Provisions                                           10

SECTION 2 - PURCHASE AND SALE OF PROPERTY                                     10

SECTION 3 - PURCHASE PRICE; PAYMENT; BUYER'S DEFAULT; LIQUIDATED DAMAGES      11

  3.1 Purchase Price                                                          11
  3.2 Payment                                                                 11
  3.3 Investment of Escrowed Funds                                            11
  3.4 Allocation of Purchase Price                                            12
  3.5 Default by Buyer Prior to Closing; Liquidated Damages                   12

SECTION 4 - ESCROW; CLOSING; COSTS                                            13

  4.1 Escrow                                                                  13
  4.2 Seller's Deliveries to Escrow Holder                                    13
      4.2.1.1 Deed                                                            13
      4.2.1.2 Assignment and Assumption of Tenant Leases                      13
      4.2.1.3 General Assignment                                              13
      4.2.1.4 Assignment and Assumption of Management Agreement               13
      4.2.1.5 Bill of Sale                                                    14
      4.2.1.6 Stock Agreement                                                 14
      4.2.1.7 Liquor Licenses Management Agreement                            14
      4.2.1.8 [Intentionally Omitted]                                         14
      4.2.1.9 [Intentionally Omitted]                                         14
      4.2.1.10 [Intentionally Omitted]                                        14
      4.2.1.11 [Intentionally Omitted]                                        14
      4.2.1.12 [Intentionally Omitted]                                        14
      4.2.1.13 Non-Foreign Person Certificate                                 14
      4.2.1.14 Transfer Tax Forms                                             14
      4.2.1.15 Certified Rent Roll                                            14
      4.2.1.16 Certified Operating Statement                                  14
      4.2.1.17 Guest Ledger                                                   15
      4.2.1.18 Closing Certificate                                            15
      4.2.1.19 Schedule of Bookings                                           15
      4.2.1.20 Title Requirements                                             15
      4.2.1.21 Payoff Letters                                                 15
      4.2.1.22 Notices to Tenants                                             15
      4.2.1.23 Opinion of Seller's Counsel                                    15
      4.2.1.24 Other                                                          15
  4.3 Buyer's Deliveries to Escrow Holder                                     16
      4.3.1.1 The Cash Purchase Price                                         16
      4.3.1.2 Stock Certificates                                              16
      4.3.1.3 Assignment and Assumption of Management Agreement               16
      4.3.1.4 Value Letter                                                    16
      4.3.1.5 Opinion of Buyer's Counsel                                      16
      4.3.1.6 Stock Agreement                                                 16

      4.3.1.7 [Intentionally Omitted]                                         16
      4.3.1.8 Liquor License Management Agreement                             16
      4.3.1.9 [Intentionally Omitted]                                         16
      4.3.1.10 [Intentionally Omitted]                                        16
      4.3.1.11 [Intentionally Omitted]                                        16
      4.3.1.12 Closing Certificate                                            16
      4.3.1.13 The Assignment and Assumption of Tenant Leases                 17
      4.3.1.14 The General Assignment and Assumption Agreement                17
      4.3.1.15 Transfer Tax Forms                                             17
      4.3.1.16 Other                                                          17
  4.4 Seller's Deliveries to Buyer                                            17
      4.4.1 Tenant Leases/Tenant Deposits                                     17
      4.4.2 Service Contracts                                                 17
      4.4.3 Licenses and Permits                                              17
      4.4.4 Records and Plans                                                 17
  4.5 Possession                                                              17
  4.6 Evidence of Authorization                                               17
  4.7 Close of Escrow                                                         18
  4.8 Costs of Escrow                                                         18
  4.9 Other Costs                                                             19
  4.10 Maintenance of Confidentiality by Escrow Holder                        19

SECTION 5 - PRORATIONS AND ASSUMPTION OF OBLIGATIONS                          20

  5.1 General                                                                 20
  5.2 General and Specific Prorations                                         20
  5.3 Deposits                                                                22
  5.4 Tenant Leases                                                           22
  5.5 Service Contracts and Other Intangible Property                         23
  5.6 Tax Refunds and Proceedings                                             23
  5.7 Guest Baggage                                                           23
  5.8 Safe Deposit Boxes                                                      23
  5.9 Advance Bookings                                                        24
  5.10 [Intentionally Omitted]                                                24

SECTION 6 - REPRESENTATIONS AND WARRANTIES; CONDITION OF PROPERTY             24

  6.1 Of the Trust                                                            24
      6.1.1 Power and Authority                                               24
      6.1.2 Authorization; Valid Obligation                                   24
      6.1.3 Capital Structure                                                 24
      6.1.4 SEC Documents and Other Reports                                   25
      6.1.5 Absence of Certain Changes or Events                              25
      6.1.6 Actions and Proceedings                                           25
      6.1.7 REIT Status                                                       26
      6.1.8 Partnership Status                                                26
      6.1.9 Hart-Scott-Rodino Act                                             26
  6.2 Of the Corporation                                                      26

      6.2.1 Power and Authority                                               26
      6.2.2 Authorization; Valid Obligation                                   26
      6.2.3 Capital Structure                                                 27
      6.2.4 SEC Documents and Other Reports                                   27
      6.2.5 Absence of Certain Changes or Events                              27
      6.2.6 Actions and Proceedings                                           28
      6.2.8 Hart-Scott-Rodino                                                 28
  6.3 Of Seller                                                               28
      6.3.1 Regarding Seller's Authority                                      28
      6.3.2 Tenant Leases                                                     29
      6.3.3 Service Contracts                                                 29
      6.3.4 Claims                                                            29
      6.3.5 Employees                                                         29
      6.3.6 Compliance with Laws                                              30
      6.3.7 Hazardous Materials                                               30
      6.3.8 Records and Plans                                                 30
      6.3.9 Licenses and Permits                                              30
      6.3.10 Management Agreements                                            30
      6.3.11 Personal Property                                                30
      6.3.12 Insurance                                                        30
      6.3.13 Real Estate Taxes                                                31
      6.3.14 [Intentionally Omitted]                                          31
      6.3.15 [Intentionally Omitted]                                          31
      6.3.16 District of Columbia Underground Storage Tank Disclosure Notice  31
  6.4 Buyer's Review of Records and Plans                                     31
      6.4.1 Access to Records and Plans; Specific Disclosures                 31
      6.4.2 Limitation on Access to Records and Plans                         31
  6.5 PURCHASE AS IS                                                          32
  6.6 Limitation on Representations and Warranties of Seller                  34
  6.7 Right to Supplement Disclosures                                         34
  6.8 Basket                                                                  35
  6.9 Survival                                                                35
  6.10 Soil Disclosure                                                        35

SECTION 7 - TITLE TO THE REAL PROPERTY: EXTENSION OF THE CLOSING              35

  7.1 Buyer's Review of Title                                                 35
      7.1.1 Failure to Satisfy Certain Closing Conditions; Monetary Liens     36
      7.1.2 [Intentionally Omitted]                                           36
  7.2 Title Insurance Policy                                                  37
  7.3 Title to Real Property                                                  37

SECTION 8 - INTERIM ACTIVITIES                                                37

SECTION 9 - CONDITIONS PRECEDENT TO CLOSING                                   38

  9.1 Conditions Precedent to Buyer's Obligations                             38

      9.1.1 Seller's Deliveries                                               38
      9.1.2 Title Policy                                                      38
      9.1.3 Performance Under Related Agreements                              38
      9.1.4 [Intentionally Omitted]                                           38
      9.1.5 Seller Performance                                                38
      9.1.6 Representations and Warranties of Seller                          38
  9.2 Conditions Precedent to Seller's Obligations                            38
      9.2.1 Funds and Documents                                               38
      9.2.2 Representations and Warranties of Buyer                           39
      9.2.3 No Material Changes                                               39
      9.2.4 [Intentionally Omitted]                                           39
      9.2.5 Performance Under Related Agreements                              39
  9.3 Failure of Condition                                                    39

SECTION 10 - BROKER                                                           40

SECTION 11 - REMEDIES FOR SELLER'S DEFAULT                                    40

  11.1 Buyer's Remedies in General                                            40
  11.2 MATERIAL INDUCEMENT                                                    40

SECTION 12 - DAMAGE TO OR DESTRUCTION OF THE PROPERTY                         41

  12.1 Insured Casualty                                                       41
  12.2 Uninsured Casualty                                                     41

SECTION 13 - CONDEMNATION                                                     42

SECTION 14 -EMPLOYEES                                                         42

  14.1 Hiring of Hotel Employees; WARN Act Compliance                         42
  14.2 Collective Bargaining Agreements                                       43
  14.3 Continuation of Benefits                                               44
  14.5 Indemnification                                                        45
  14.6 Survival                                                               45

SECTION 15 - COOPERATION                                                      46

SECTION 16 - NOTICES                                                          47

  16.1 Addresses                                                              47
  16.2 Receipt of Notices                                                     48
  16.3 Refusal of Delivery                                                    48
  16.4 Change of Address                                                      49

SECTION 17 - GENERAL PROVISIONS                                               49

  17.1 Amendment                                                              49
  17.2 Time of Essence                                                        49
  17.3 Entire Agreement                                                       49
  17.4 No Waiver                                                              49
  17.5 Counterparts                                                           49
  17.6 Costs and Attorneys' Fees                                              49
  17.7 Payments; Interests                                                    50
  17.8 Transfer By Buyer                                                      50
  17.9 Parties in Interest                                                    50
  17.10 Applicable Law                                                        50
  17.11 Incorporation of Recitals and Exhibits                                50

  17.12 Construction of Agreement                                             50
  17.13 Severability                                                          51
  17.14 Announcements                                                         51
  17.15 Submission of Agreement                                               51
  17.16 Further Assurances                                                    51
  17.17 Cooperation                                                           51
  17.18 Moratorium on Re-Sale                                                 51
  17.19 Confidentiality                                                       52
  17.20 Interim Management Agreement                                          52


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
EXHIBITS
Exhibit A                                                      Legal Description
Exhibit B                                                 Memorandum of Contract
Exhibit 4.2.1.1                                                             Deed
Exhibit 4.2.1.2                       Assignment and Assumption of Tenant Leases
Exhibit 4.2.1.3                      General Assignment and Assumption Agreement
Exhibit 4.2.1.4               Assignment and Assumption of Management Agreement
Exhibit 4.2.1.5(a)                Bill of Sale for Capitalized Tangible Property
Exhibit 4.2.1.5(b)                   Bill of Sale for Expensed Tangible Property
Exhibit 4.2.1.6                                                  Stock Agreement
Exhibit 4.2.1.7                              Liquor License Management Agreement
Exhibit 4.2.1.13                                  Non-Foreign Person Certificate
Exhibit 6.3.16                      District of Columbia Storage Tank Disclosure
Exhibit 17.20                                       Interim Management Agreement

SCHEDULES
Schedule 1.1.1                                        Approved Service Contracts
Schedule 1.1.2                                             Employment Agreements
Schedule 1.1.3                                                  Equipment Leases
Schedule 1.1.4                                                 Excluded Property
Schedule 1.1.5                                           [Intentionally Omitted]
Schedule 1.1.6                                                   Hotel Employees
Schedule 1.1.7                                         Schedule of Tenant Leases
Schedule 1.1.8                     Seller's Due Diligence and Seller's Knowledge
Schedule 1.1.9                                       Specific Disclosure Matters
Schedule 6.3.2                              Material Defaults Under Tenant Lease
Schedule 6.3.3                Material Defaults Under Approved Service Contracts
Schedule 6.3.4                                                   Material Claims
Schedule 6.3.5                     Material Defaults Under Employment Agreements
Schedule 6.3.6                                               Material Violations
Schedule 6.3.7                                 Material Environmental Conditions
Schedule 6.3.9                                              Licenses and Permits
Schedule 6.3.12                                               Seller's Insurance
Schedule 6.3.13                                             Pending Tax Protests
Schedule 7.3                                              Permitted Encumbrances
Schedule 14.2                                   Collective Bargaining Agreements


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